UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 31, 2008

NEVADA GOLD HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-1369203	20-3724068
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

1265 Mesa Drive
Fernley, NV  89408
(Address of principal executive offices, including zip code)

(775) 835-6177
(Registrant’s telephone number, including area code)

Copy to:

Adam S. Gottbetter, Esq.
Gottbetter & Partners, LLP
488 Madison Avenue, 12th Floor
New York, NY  10022
Phone:  (212) 400-6900
Facsimile:  (212) 400-6901

1640 Terrace Way
Walnut Creek, CA  94957
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Current Report contains forward-looking statements, including, without limitation, in the sections captioned “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Plan of Operations,” and elsewhere. Any and all statements contained in this Report that are not statements of historical fact may be deemed forward-looking statements. Terms such as “may,” “might,” “would,” “should,” “could,” “project,” “estimate,” “pro-forma,” “predict,” “potential,” “strategy,” “anticipate,” “attempt,” “develop,” “plan,” “help,” “believe,” “continue,” “intend,” “expect,” “future,” and terms of similar import (including the negative of any of the foregoing) may be intended to identify forward-looking statements. However, not all forward-looking statements may contain one or more of these identifying terms. Forward-looking statements in this Report may include, without limitation, statements regarding (i) the plans and objectives of management for future operations, including plans or objectives relating to exploration programs, (ii) a projection of income (including income/loss), earnings (including earnings/loss) per share, capital expenditures, dividends, capital structure or other financial items, (iii) our future financial performance, including any such statement contained in a discussion and analysis of financial condition by management or in the results of operations included pursuant to the rules and regulations of the SEC, and (iv) the assumptions underlying or relating to any statement described in points (i), (ii) or (iii) above.

The forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances and may not be realized because they are based upon our current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which we have no control over. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties. Factors that may influence or contribute to the inaccuracy of the forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation, our inability to obtain adequate financing, insufficient cash flows and resulting illiquidity, our inability to expand our business, government regulations, lack of diversification, volatility in the price of gold, increased competition, results of arbitration and litigation, stock volatility and illiquidity, and our failure to implement our business plans or strategies. A description of some of the risks and uncertainties that could cause our actual results to differ materially from those described by the forward-looking statements in this Report appears in the section captioned “Risk Factors” and elsewhere in this Report.

Readers are cautioned not to place undue reliance on forward-looking statements because of the risks and uncertainties related to them and to the risk factors. We disclaim any obligation to update the forward-looking statements contained in this Report to reflect any new information or future events or circumstances or otherwise.

Readers should read this Report in conjunction with the discussion under the caption “Risk Factors,” our financial statements and the related notes thereto in this Report, and other documents which we may file from time to time with the SEC.

EXPLANATORY NOTE

We were incorporated as Nano Holdings International, Inc., in Delaware on April 16, 2004.  Prior to the Merger (as defined below), our business was to sell party and drinking supplies, including gelatin shot mixes, shot glasses, flavored sugar and salts, and various other drinking containers and paraphernalia.

As previously reported, on November 3, 2008, we filed a Certificate of Amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware, which (i) changed our name from Nano Holdings International, Inc., to Nevada Gold Holdings, Inc., and (ii) increased our authorized capital stock from 75,000,000 shares of common stock, par value $0.001, to 300,000,000 shares of common stock, par value $0.001, and 10,000,000 shares of preferred stock, par value $0.001.

As used in this Current Report, unless otherwise stated or the context clearly indicates otherwise, the term “Nano Holdings” refers to Nevada Gold Holdings, Inc., before giving effect to the Merger, the term “NGE” refers to Nevada Gold Enterprises, Inc., a Nevada corporation formed on October 7, 2008, before giving effect to the Merger, the term “NGHI” refers to Nevada Gold Holdings, Inc., after giving effect to the Merger, and the terms “Company,” “we,” “us,” and “our” refer to Nevada Gold Holdings, Inc., and its wholly-owned subsidiary, NGE, after giving effect to the Merger.

As previously reported, our Board of Directors authorized a 30.30303-for-one forward split of our common stock, par value $0.001 per share (“Common Stock”), in the form of a stock dividend (the “Stock Split”), which was paid on November 21, 2008, to Holders of record on November 19, 2008.  After giving effect to the Stock Split, but before giving effect to the Merger and other transactions described below, there were outstanding 119,696,973 shares of Common Stock.  All share and per share numbers in this Report relating to the Common Stock prior to the Stock Split have been adjusted to give effect to the Stock Split unless otherwise stated.

On December 31, 2008, Nano Holdings closed a private placement (the “Bridge PPO”) of (a) 414,000 shares of Common Stock, at a purchase price of $0.25 per share, and (b) $150,000 principal amount of its 10% Secured Convertible Promissory Note (the “Bridge Note”), at a purchase price of par, for aggregate gross proceeds of $253,500, before deducting expenses related to the offerings.  Upon the closing of the Merger, the purchaser of the Bridge Note also received 150,000 shares of Common Stock under the terms of the Bridge Note.  These offerings were exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemptions provided by Regulation D and Regulation S promulgated by the SEC thereunder. The Bridge PPO was sold to “accredited investors,” as defined in Regulation D, and non-“U.S. persons” as defined in Regulation S.  The Company may sell up to an additional 1,186,000 shares of Common Stock under the Bridge PPO at the same purchase price.  Additional information concerning the Bridge PPO and the terms of the Bridge Notes is presented below under “Description of Securities.”

As an inducement to certain investors to purchase Common Stock in the Bridge PPO, the principal former NGE stockholder (David Mathewson, who is also our current sole director, Chief Executive Officer and President) agreed to transfer to those investors in private transactions an aggregate of 2,460,000 shares of the Company Common Stock that he would receive in the Merger.

Also on December 31, 2008, Nevada Gold Acquisition Corp., a Nevada corporation formed on December 18, 2008, and a wholly owned subsidiary of Nano Holdings (“Acquisition Sub”), merged (the “Merger”) with and into NGE. NGE was the surviving corporation in the Merger. As a result of the Merger, Nano Holdings discontinued its pre-Merger business and acquired the business of NGE, and will continue the existing business operations of NGE as a publicly-traded company under the name Nevada Gold Holdings, Inc.

This Current Report contains summaries of the material terms of various agreements executed in connection with the transactions described herein. The summaries of these agreements are subject to, and are qualified in their entirety by, reference to these agreements, all of which are incorporated herein by reference.

This Current Report is being filed in connection with a series of transactions consummated by the Company and certain related events and actions taken by the Company.

This Current Report responds to the following Items in Form 8-K:

Item 1.01	Entry into a Material Definitive Agreement

Item 2.01	Completion of Acquisition or Disposition of Assets

Item 3.02	Unregistered Sales of Equity Securities

Item 5.01	Changes in Control of Registrant

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 9.01	Financial Statements and Exhibits

Item 1.01  Entry into a Material Definitive Agreement

On December 31, 2008, Nano Holdings, Acquisition Sub and NGE entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), which closed on the same date.  Pursuant to the terms of the Merger Agreement, Acquisition Sub merged with and into NGE, which became a wholly-owned subsidiary of the Company.  For a description of the Merger and the material agreements entered into in connection with the Merger, see the disclosures set forth in Item 2.01 to this Report, which disclosures are incorporated into this Item by reference.

Item 2.01  Completion of Acquisition or Disposition of Assets

THE MERGER AND RELATED TRANSACTIONS

Merger Agreement

On December 31, 2008, Nano Holdings, Acquisition Sub and NGE, entered into the Merger Agreement, which closed on the same date, and pursuant to which Acquisition Sub merged with and into NGE, which became a wholly-owned subsidiary of the Company.

Pursuant to the Merger, we ceased operating as a distributor of party and drinking supplies and acquired the business of NGE to engage in the exploration and eventual development of gold mines and will continue NGE’s existing business operations as a publicly-traded company under the name Nevada Gold Holdings, Inc.  See “Split-Off Agreement” below.

At the closing of the Merger, each of the 200 shares of NGE’s common stock issued and outstanding immediately prior to the closing of the Merger was converted into 80,000 shares of our Common Stock. As a result, an aggregate of 16,000,000 shares of our Common Stock were issued to the holders of NGE’s common stock. NGE did not have any stock options or warrants to purchase shares of its capital stock outstanding at the time of the Merger.

The Merger Agreement contains a post-closing adjustment to the number of shares of Company Common Stock issued to the former NGE stockholders, in an amount up to 500,000 shares of Company Common Stock, to be issued on a pro rata basis for any breach of the Merger Agreement by Nevada Gold Holdings, Inc., discovered during the two-year period following the Closing Date. In order to secure the indemnification obligations of NGE under the Merger Agreement, 5% of the shares of Company Common Stock to which the principal former NGE stockholder (David Mathewson, who is also our current sole director, Chief Executive Officer and President) is entitled in exchange for his shares of NGE in connection with the Merger will be held in escrow for a period of two years pursuant to an escrow agreement.

The Merger Agreement contained customary representations and warranties and pre- and post-closing covenants of each party and customary closing conditions. Breaches of the representations and warranties will be subject to customary indemnification provisions.

The Merger will be treated as a recapitalization of the Company for financial accounting purposes. NGE will be considered the acquirer for accounting purposes, and the historical financial statements of Nano Holdings before the Merger will be replaced with the historical financial statements of NGE before the Merger in all future filings with the Securities and Exchange Commission (the “SEC”).

The parties have taken all actions necessary to ensure that the Merger is treated as a tax-free exchange under Section 368(a) of the Internal Revenue Code of 1986, as amended.

The issuance of shares of Common Stock to holders of NGE’s capital stock in connection with the Merger was not registered under the Securities Act, in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act and Regulation D promulgated by the SEC under that section, which exempts transactions by an issuer not involving any public offering. These securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirement.

Split-Off Agreement

Upon the closing of the Merger, under the terms of a Split-Off Agreement, the Company transferred all of its pre-Merger operating assets and liabilities to its wholly-owned subsidiary, Sunshine Group, Inc., a Delaware corporation  (“Sunshine”) formed on December 18, 2008, including, without limitation, the Company’s equity interests in Sunshine Group, LLC, a Florida limited liability company (“Sunshine LLC”). Thereafter, pursuant to the Split-Off Agreement, the Company transferred all of the outstanding shares of capital stock of Sunshine to Marion R. “Butch” Barnes, William D. Blanchard and Robert Barnes, pre-Merger stockholders of Nano Holdings (the “Split-Off”), in consideration of and in exchange for (i) the surrender and cancellation of an aggregate of 100,000,000 shares of the Company’s Common Stock held by those stockholders  and (ii) certain representations, covenants and indemnities.

Investor Relations Agreement and Warrants

In the Merger Agreement, we agreed to enter into an agreement with an investor relations firm to be identified (the “IR Consultant”) to provide investor relations services to the Company, pursuant to which we will agree to issue to the IR Consultant warrants to purchase an aggregate of 1,000,000 shares of Common Stock, exercisable for a period of five years, at an exercise price of $1.00 per share.

2008 Equity Incentive Plan

Before the Merger, Nano Holdings’ Board of Directors adopted, subject to stockholder approval, the 2008 Equity Incentive Plan (the “2008 Plan”), which provides for the issuance of up to 4,000,000 shares of Common Stock as incentive awards granted to executive officers, key employees, consultants and directors. No awards have been granted under the 2008 Plan.

Departure and Appointment of Directors and Officers

Our Board of Directors consists of one member. On the Closing Date, David Rector, the sole director of Nano Holdings before the Merger, resigned his position as a director, and David Mathewson was appointed to fill the vacancy on the Board of Directors. Also on the Closing Date, Mr. Rector, the President and sole officer of Nano Holdings, resigned and Mr. Mathewson was appointed CEO, President Secretary and Treasurer by the Board. See “Management – Directors and Executive Officers.”

Lock-up Agreements and Other Restrictions

In connection with the Merger, David Mathewson, the sole officer, director and employee of the Company, and the two other former stockholders of NGE entered into lock-up agreements, whereby they are restricted for a period of 24 months (in the case of Mr. Mathewson) or 12 months (in the case of the other two stockholders) from certain sales or dispositions of the Common Stock acquired by them in the Merger. In addition, the Common Stock issued to the former NGE stockholders in the Merger is not permitted to be included in a registration statement for a period of 24 months after the closing. In addition, for a period of 12 months after the closing, former NGE stockholders agreed to be subject to restrictions on engaging in certain transactions, including effecting or agreeing to effect short sales, whether or not against the box, establishing any “put equivalent position” with respect to the Common Stock, borrowing or pre-borrowing any shares of Common Stock, or granting other rights (including put or call options) with respect to the Common Stock or with respect to any security that includes, relates to or derives any significant part of its value from the Common Stock, or otherwise seeks to hedge their position in the Common Stock.

Pro Forma Ownership

Immediately after giving effect to (i) the Stock Split, (ii) the Bridge PPO, (iii) the closing of the Merger and (iv) the cancellation of 100,000,000 shares in the Split-Off, there were issued and outstanding 36,260,973 shares of Common Stock, as follows:

•	The former NGE stockholders held 16,000,000 shares of Common Stock;

•	The stockholders of Nano Holdings prior to the Merger held 19,696,973 shares of Common Stock; and

•	The investors in the Bridge PPO (including the purchaser of the Bridge Note) held 564,000 shares of Common Stock.

In addition,

•
subsequent to the closing of the Merger, David Mathewson, the sole officer, director and employee of the Company, transferred to certain investors in the Bridge PPO, in private transactions, an aggregate of 2,460,000 out of the 15,200,000 shares of the Company Common Stock that he would receive in the Merger;

•
upon the closing by the Company of any financing, merger or acquisition, or any other business combination, resulting in gross cash proceeds to the Company in excess of $500,000, the $150,000 Bridge Note will be convertible in whole or in part into Common Stock at a price of $1.00 principal amount per share;

•
the 2008 Plan authorized issuance of up to 4,000,000 shares of Common Stock as incentive awards to executive officers, key employees, consultants and directors; no awards have been granted under the 2008 Plan; and

•
we have agreed that when we identify and enter into an agreement with the IR Consultant to provide investor relations services to the Company, pursuant to which we will issue to the IR Consultant warrants to purchase an aggregate of 1,000,000 shares of Common Stock, exercisable for a period of five years, at an exercise price of $1.00 per share.

Accounting Treatment; Change of Control

The Merger is being accounted for as a “reverse merger,” and NGE is deemed to be the acquirer in the reverse merger. Consequently, the assets and liabilities and the historical operations that will be reflected in the financial statements prior to the Merger will be those of NGE and will be recorded at the historical cost basis of NGE, and the consolidated financial statements after completion of the Merger will include the assets and liabilities of NGE, historical operations of NGE and operations of the Company and its subsidiary from the closing date of the Merger. As a result of the issuance of the shares of Common Stock pursuant to the Merger, a change in control of the Company occurred as of the date of consummation of the Merger. Except as described in this Current Report, no arrangements or understandings exist among present or former controlling stockholders with respect to the election of members of our Board of Directors and, to our knowledge, no other arrangements exist that might result in a change of control of the Company.

We continue to be a “smaller reporting company,” as defined under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), following the Merger.

DESCRIPTION OF BUSINESS

Immediately following the Merger, the business of NGE became the business of the Company. We are authorized to issue 300,000,000 shares of common stock, $0.001 par value, and 10,000,000 shares of preferred stock, $0.001 par value.  Our common stock is quoted on the Nasdaq Over-The-Counter Bulletin Board (“OTCBB”) under the symbol “NGHI.OB.” The following is a description of our business:

Overview

We are engaged in the highly speculative business of exploring for gold. We currently hold a lease on one property in northern Nevada, on which we have the right to explore, and if warranted, mine for gold. Our current plan is to explore for gold at our one property and to determine if it contains gold deposits which can be mined at a profit. Our property is not known to contain gold which can be mined at a profit.  We have not commenced initial exploration activities. We also plan to acquire future exploration prospects, but have not identified any specific future prospects at this time. Our exploration staff consists solely of our President and Chief Geologist, David Mathewson. We plan to engage independent engineers, contractors and consultants on an as-needed basis. We cannot assure you that a commercially exploitable gold deposit will be found on our property.

In Nevada, there are five property categories that can be available for exploration and eventual development and mining: public lands, private fee lands, unpatented mining claims, patented mining claims, and tribal lands. Our property consists of unpatented mining claims on federal lands. The primary sources of land for exploration and mining activities are land owned by the United States federal government through the Bureau of Land Management and the United States Forest Service, land owned by state governments, tribal governments and individuals, or land obtained from entities which currently hold title to or lease government or private lands.

We currently have rights to explore for gold on one property, known as Tempo Mineral Prospect, which we lease from Gold Standard Royalty Corporation, a subsidiary of Golden Predator Mines Inc., which acquired its rights to this property from the Lyle F. Campbell Trust of Reno, Nevada, which acquired its rights to this property from the Federal Bureau of Land Management by staking. We acquired our interest in the lease from KM Exploration, Ltd., a Nevada limited liability company in which our director, President and Chief Geologist, David Mathewson, has a 50% ownership interest. (See “Certain Relationships and Related Transactions and Director Independence” below.) More details about our property may be found in the section captioned “Description of Property.” Below is a map indicating the location of our property in Nevada.

Carlin Trend
Independence - Eureka Trend
Rabbit Creek Trend
Twin Creeks
Midas
Getchell
Pinson
Preble
Crowfoot-Lewis
Jerritt Canyon
Burns Basin
Dee
Bootstrap
Meikle
Blue Star
Betze-Post
Genesis
West Leeville
Carlin
Gold Quarry
Lone Tree
Rain/Emigrant Springs
Mule Canyon
Florida Canyon
Standard
Battle Mtn Complex
McCoy/Cove
Pipeline
Horse Canyon
Relief Canyon
Cortez Hills
Tonkin Springs
Bald Mountain
Tempo
Gold Pick/Stone
Alligator Ridge
Gold Bar
Ruby Hill Mine
Windfall
Quito
Ratto Canyon
Taylor
Denton-Rawhide
Northumberland
Battle Mountain - Eureka Trend
Atlanta
N
W
E
S
0 50 miles
0 80 Kilometers
Sterling
Nevada Gold Enterprises Project Location
Major mines in Nevada
Major Gold Trends in Nevada

Although mineral exploration is a time consuming and expensive process with no assurance of success, the process is straightforward. We first acquire the rights to explore for gold. We then explore for gold by examining the soil, the rocks on the surface, and by drilling into the ground to retrieve underground rock samples, which can then be analyzed for their mineral content. This exploration activity is undertaken in phases, with each successive phase built upon the information previously gained in prior phases. If our exploration program discovers what appears to be an area which may be able to be profitably mined for gold, we will focus most of our activities on determining whether that is feasible, including further delineation of the location, size and economic feasibility of any such potential ore body.

In the event that we discover gold deposits on our property which can be mined at a profit, we will need to raise substantial additional financing in order for the deposits to be developed. In such event, we may seek to enter into a joint-venture agreement with another entity in order to mine our property or enter into other arrangements. Any gold that is mined from our property will be refined and eventually sold on the open market to dealers.

Competition

We compete with other exploration companies, many of which possess greater financial resources and technical abilities than we do. Our main areas of competition are acquiring exploration rights and engaging qualified personnel. The gold exploration industry is highly fragmented, and we are a very small participant in this sector. Many of our competitors explore for a variety of minerals and control many different properties around the world. Many of them have been in business longer than we have and have probably established more strategic partnerships and relationships and have greater financial accessibility than we do.

There is significant competition for properties suitable for gold exploration. As a result, we may be unable to continue to acquire interests in attractive properties on terms that we consider acceptable.

In the event that gold is produced from our property, we believe that wholesale purchasers for the gold would be readily available. Readily available wholesale purchasers of gold and other precious metals exist in the United States and throughout the world. Among the largest are Handy & Harman, Engelhard Industries and Johnson Matthey, Ltd. Historically, these markets are liquid and volatile. Wholesale purchase prices for precious metals can be affected by a number of factors, all of which are beyond our control, including but not limited to:

•	fluctuation in the supply of, demand and market price for gold;

•	mining activities of our competitors;

•	sale or purchase of gold by central banks and for investment purposes by individuals and financial institutions;

•	interest rates;

•	currency exchange rates;

•	inflation or deflation;

•	fluctuation in the value of the United States dollar and other currencies; and

•	political and economic conditions of major gold or other mineral-producing countries.

If we find gold that is deemed of economic grade and in sufficient quantities to justify removal, we may seek additional capital through equity or debt financing to build a mine and processing facility, or find some other entity to mine our property on our behalf, or sell our rights to mine the gold. Upon mining, the ore would be processed through a series of steps that produces a rough concentrate. This rough concentrate is then sold to refiners and smelters for the value of the minerals that it contains, less the cost of further concentrating, refining and smelting. Refiners and smelters then sell the gold on the open market through brokers who work for wholesalers including the major wholesalers listed above. Based upon the current demand for gold, we believe that we will not have any difficulty in selling any gold that we may recover. However, we have not found any gold as of today, and there is no assurance that we will find any gold in the future.

Hedging Transactions

We do not engage in hedging transactions and we have no hedged mineral resources.

Compliance with Government Regulation

Various levels of governmental controls and regulations address, among other things, the environmental impact of mineral exploration and mineral processing operations and establish requirements for decommissioning of mineral exploration properties after operations have ceased. With respect to the regulation of mineral exploration and processing, legislation and regulations in various jurisdictions establish performance standards, air and water quality emission standards and other design or operational requirements for various aspects of the operations, including health and safety standards. Legislation and regulations also establish requirements for decommissioning, reclamation and rehabilitation of mineral exploration properties following the cessation of operations and may require that some former mineral properties be managed for long periods of time after exploration activities have ceased.

Our exploration activities are subject to various levels of federal and state laws and regulations relating to protection of the environment, including requirements for closure and reclamation of mineral exploration properties. Some of the laws and regulations include the Clean Air Act, the Clean Water Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Emergency Planning and Community Right-to-Know Act, the Endangered Species Act, the Federal Land Policy and Management Act, the National Environmental Policy Act, the Resource Conservation and Recovery Act, and all related state laws in Nevada. Additionally, our property is subject to the federal General Mining Law of 1872, which regulates how mineral claims on federal lands are obtained.

In 1989, the State of Nevada adopted the Mined Land Reclamation Act (the “Nevada MLR Act”), which established design, operation, monitoring and closure requirements for all mining operations in the state. The Nevada MLR Act has increased the cost of designing, operating, monitoring and closing new mining facilities and could affect the cost of operating, monitoring and closing existing mining facilities. New facilities are also required to provide a reclamation plan and financial assurance to ensure that the reclamation plan is implemented upon completion of operations. The Nevada MLR Act also requires reclamation plans and permits for exploration projects that will result in more than five acres of surface disturbance.

We plan to secure all necessary permits for our exploration activities and we will file for the required permits to conduct our exploration programs as necessary. These permits are usually obtained from either the Bureau of Land Management or the United States Forest Service. Obtaining such permits usually requires the posting of small bonds for subsequent remediation of trenching, drilling and bulk-sampling. Delays in the granting of permits are not uncommon, and any delays in the granting of permits may adversely affect our exploration activities. Additionally, necessary permits may be denied, in which case we will be unable to pursue our exploration activities. It may be possible to appeal any denials of permits, but any such appeal will result in additional delays and expense, which may cause you to lose all or part of your investment.

We do not anticipate discharging water into active streams, creeks, rivers, lakes or any other bodies of water without an appropriate permit. We also do not anticipate disturbing any endangered species or archaeological sites or causing damage to our property. Re-contouring and re-vegetation of disturbed surface areas will be completed pursuant to the applicable permits. The cost of remediation work varies according to the degree of physical disturbance. It is difficult to estimate the cost of compliance with environmental laws since the full nature and extent of our proposed activities cannot be determined at this time.

Employees

We currently have one employee, our CEO, President and Chief Geologist David Mathewson. Mr. Mathewson is employed full-time. At the present time we do not have a formal employment agreement with Mr. Mathewson. In the future, if our activities grow, we may hire additional personnel on an as-needed basis. For the foreseeable future, we plan to engage freelance geologists, engineers and other consultants as necessary.

Research and Development Expenditures

We are not currently conducting any research and development activities other than those relating to the possible acquisition of new gold properties or projects. As we proceed with our exploration programs we may need to engage additional contractors and consider the possibility of adding permanent employees, as well as the possible purchase or lease of equipment. Our planned exploration activities are described in the section captioned “Management’s Discussion and Analysis of Financial Condition and Plan of Operations.”

Subsidiaries

NGE is our only subsidiary; the Company owns 100% of the stock of NGE.

Patents/Trademarks/Licenses/Franchises/Concessions/Royalty Agreements or Labor Contracts

We do not own any patents or trademarks. Also, we are not a party to any license or franchise agreements, concessions, or labor contracts. In the event that gold is produced from our property, we will have to pay royalties as disclosed in the section captioned “Description of Property.”

Available Information

We file annual, quarterly and current reports and other information with the SEC. You may read and copy any reports, statements, or other information we file at the SEC’s public reference room at 100 F. Street, N.E., Washington D.C. 20549-3561, on official business days during the hours of 10 a.m. to 3 p.m. You can request copies of these documents, upon payment of a duplicating fee by writing to the SEC. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference rooms. Our SEC filings are also available to the public on the SEC’s Internet site at www.sec.gov.

DESCRIPTION OF PROPERTY

Tempo Mineral Prospect (“Tempo”)

We have the right to explore for gold on a property located in Austin, Nevada, known as Tempo Mineral Prospect. We acquired our exploration rights to Tempo Mineral Prospect pursuant to a lease with Gold Standard Royalty Corporation, a subsidiary of Golden Predator Mines Inc. (the “Lessor”), which acquired its rights to this property from the Lyle F. Campbell Trust of Reno, Nevada, an entity with which we are not affiliated and which acquired its rights to Tempo Mineral Prospect from the Federal Bureau of Land Management by staking. We may terminate our lease of the Tempo Mineral Prospect at any time. Our property is not known to contain gold which can be mined at a profit, although the areas in which our properties are located have a history of mining activity by others. Our current property was selected by our President and Chief Geologist, David Mathewson.

The Tempo lease was originally between the Lessor and Gold Run, Inc., a Delaware corporation (“Gold Run”) as Lessee.  The Lease was assigned by Gold Run to KM Exploration Ltd., a Nevada limited liability company (“KM”) on August 14, 2008, and was subsequently assigned to NGE as of December 15, 2008.

Property Description, Location and Access

Tempo is located approximately 20 miles north of Austin, Nevada. Tempo consists of 146 contiguous unpatented lode claims, totaling 2,920 acres, and is located within the north-south trending Rabbit Creek Gold Trend.

Tempo is accessible through good roads as well as cross-country. Access is generally available from May through December. Between December and May is the muddy season, during which wet weather and poor road conditions will generally prevent us from accessing the property. We know of no environmental or archeological issues related to this property.

Title Report

We have not conducted a title survey on Tempo, and have no immediate plans to do so in the future.

Geology and History

We believe that Tempo’s geology, geochemistry and alteration are typical of those in the Rabbit Creek gold trend. The central target is defined by a gold and arsenic soil anomaly approximately 5,000 feet in strike length. Both upper-plate and permissive lower-plate rocks are present. Rock samples indicate a high of 20 gm/t for gold and 300 gm/t for silver. The central portion of the property covers approximately one square mile of lower plate carbonate rock intruded by Laramide diorites with associates gold-bearing skarn. The northern third of the property includes numerous exposures of lower-plate carbonate rocks within a large expanse of non-permissive upper-plate rocks. Jasperoids are common and contain anomalous to very anomalous gold and arsenic values. Approximately 160 holes have been previously drilled within the property by others. Approximately 70% of the holes were no deeper than 300 feet. Approximately 65% of the holes encountered non-permissive upper-plate of rock units. Approximately 40% of holes intersected permissive lower-plate underlying the upper-plate rocks. We believe that multiple high-quality gold targets remain to be identified, qualified and assessed by drilling.

Tempo Mineral Prospect Lease

Our lease for Tempo is with Gold Standard Royalty Corporation, a subsidiary of Golden Predator Mines Inc., which acquired its rights to this property from the Lyle F. Campbell Trust of Reno, Nevada, an entity with which we are not affiliated and which acquired its rights to this property from the Federal Bureau of Land Management by staking its lode claims.

NGE acquired its interest in the Tempo lease prior to the Merger pursuant to a reassignment of the lease from KM Exploration, Ltd. In connection with the reassignment, we reimbursed KM Exploration for claim fees ($19,503) and preparation cost ($961.50), totaling $20,464.50. Also in connection with the reassignment, Mr. Mathewson, then the sole stockholder of NGE, assigned five shares of NGE (which converted into 400,000 shares each of Company Common Stock upon the Merger) to each of two individuals (one the owner of the other 50% interest in KM Exploration).  (See “Certain Relationships and Related Transactions and Director Independence” below.)

Our lease is for an initial period of ten years from May 2007 and may be extended in five year increments for up to a total term of 99 years. We may terminate this lease at any time. Until production is achieved, our lease payments (deemed “advance minimum royalties”) consist of an initial payment of $5,000, which we made upon the effectiveness of our lease, followed by annual payments according to the following schedule:

Due Date of Advance Minimum Royalty Payment	Amount of Advance Minimum Royalty Payment
January 15, 2008 (paid)	$10,000
January 15, 2009	$15,000
January 15, 2010	$30,000
January 15, 2011	$45,000
January 15, 2012 and annually thereafter during the term of the lease	The greater of $60,000 or the dollar equivalent of 90 ounces of gold

In the event that we produce gold or other minerals from Tempo, our lease payments will be the greater of (i) the advance minimum royalty payments according to the table above, or (ii) a production royalty equal to 4% of the gross sales price of any gold, silver, platinum or palladium that we recover plus 2% of the gross sales price of any other minerals that we recover. Our lease expressly states that we have no rights to any oil, gas, hydrocarbons and geothermal resources that may be found on the property. Under certain conditions, the Lessor may elect to take its production royalty in cash rather than in kind. In the event that we produce gold or other minerals from Tempo and pay the Lessor a production royalty, then, within any one calendar year, we may use 100% of that year’s advance royalty payment as a credit against our royalties payable for that year. If our royalty payments payable for that year are greater than our advance royalty payment paid for that year, then we can credit all advance minimum royalty payments made in previous years against 50% of the production royalty payable for that year.

In the event that we pay the Lessor a production royalty, we have the option to repurchase up to two points of the royalty payable on gold, silver, platinum or palladium, which would have the effect of thereafter permanently reducing the Lessor’s production royalty on gold, silver, platinum or palladium from 4% to 2% of our gross sales price for those minerals. The purchase price for each royalty “point” shall be according to the following schedule:

Royalty Point Purchased	Price

First 1%	$1,500,000

Second 1%	$3,000,000

We cannot purchase the remaining 2% production royalty on gold, silver, platinum or palladium or the 2% production royalty applicable to all other minerals.

Our lease requires us to perform $50,000 worth of physical work on the property for 2009. Starting in 2010 and thereafter, we must perform a minimum of $50,000 worth of work annually on the property, of which at least $25,000 is physical work.

Map of Tempo Mineral Prospect

N
W
E
S
Northern Target
0 scale 1 miles
0 1 kilometers
Skarn Target
Central Target
Southern Target
Tempo property boundary
NEVADA GOLD
TEMPO PROJECT
Lander Co., NV
DCM 06-07

Claim Maintenance Payments

We are required to make annual claim maintenance payments to the Bureau of Land Management and to the counties in which our property is located. If we fail to make these payments, we will lose our rights to our property. As of the date of this Report, our annual maintenance payments are $133.50 per claim, consisting of payments to the Bureau of Land Management and to the counties in which our properties are located. Our property consists of an aggregate of 146 lode claims. Our aggregate annual claim maintenance costs are currently $19,503.

Office Space

Our business office is located at 1265 Mesa Drive, Fernley, NV  89408. Our office is located in the home of our President, Mr. David Mathewson. It contains office furniture and equipment sufficient to administer our current business. Mr. Mathewson donates the use of this office space to us.

RISK FACTORS

Our business is exploring for gold, which is a highly speculative activity. An investment in our securities involves a high degree of risk. You should not invest in our securities if you cannot afford to lose your entire investment. In deciding whether you should invest in our securities, you should carefully consider the following information together with all of the other information contained in this Current Report. Any of the following risk factors can cause our business, prospects, financial condition or results of operations to suffer and you to lose all or part of your investment.

We only have one employee; the loss of David Mathewson would adversely affect our business because his expertise is indispensable; we do not carry any key-man insurance.

We currently have only one employee, our President and Chief Geologist, David Mathewson, who started to work for us full time on December 31, 2008. Mr. Mathewson is also the sole member of our Board of Directors. Our business depends upon the continued active involvement of Mr. Mathewson. The loss of Mr. Mathewson’s services would materially adversely affect our business and prospects. We relied solely upon Mr. Mathewson’s judgment and expertise in deciding to lease the Tempo property. We did not independently visit, survey or examine the property before leasing it. We are relying upon Mr. Mathewson’s familiarity with the property in implementing our exploration program, which was designed by Mr. Mathewson. We plan to rely upon Mr. Mathewson’s expertise in planning our future activities, including the acquisition of exploration prospects. We do not believe that we will be able to operate as planned in the event that Mr. Mathewson ceases to be involved with us. You should carefully consider our reliance upon Mr. Mathewson’s involvement and judgment before deciding whether to invest in our securities. Currently we do not have a formal employment agreement with Mr. Mathewson, though we anticipate that we will enter into one.

We do not carry key-man insurance on Mr. Mathewson, and do not intend to carry such insurance in the future.

We plan to engage independent engineers, contractors and consultants on an as-needed basis.

Exploring for gold is an inherently speculative business.

Exploring for gold is a business that by its nature is very speculative. There is a strong possibility that we will not discover any gold which can be mined at a profit. Even if we do discover gold deposits, the deposit may not be of the quality or size necessary for us to make a profit from actually mining it. Few properties that are explored are ultimately developed into producing mines. Unusual or unexpected geological formations, geological formation pressures, fires, power outages, labor disruptions, flooding, explosions, cave-ins, landslides and the inability to obtain suitable or adequate machinery, equipment or labor are just some of the many risks involved in mineral exploration programs and the subsequent development of gold deposits.

We need to obtain additional financing to fund our exploration program.

We do not have sufficient capital to fund our exploration program as it is currently planned or to fund the acquisition and exploration of new properties. We estimate that we will need to raise approximately $1.0 million to pay for our exploration program through December 31, 2009, as it is currently planned and described in this Report, and our estimated administrative expenses, lease payments and estimated claim maintenance costs.  We will likely require additional funding after that date. We may be unable to secure additional financing on terms acceptable to us, or at all, at times when we need such financing. Our inability to raise additional funds on a timely basis could prevent us from achieving our business objectives and could have a negative impact on our business, financial condition, results of operations and the value of our securities.  If we raise additional funds by issuing additional equity or convertible debt securities, the ownership percentages of existing stockholders will be reduced and the securities that we may issue in the future may have rights, preferences or privileges senior to those of the current holders of our Common Stock. Such securities may also be issued at a discount to the market price of our Common Stock, resulting in possible further dilution to the book value per share of Common Stock. If we raise additional funds by issuing debt, we could be subject to debt covenants that could place limitations on our operations and financial flexibility.

The global financial crisis may have an impact on our business and financial condition in ways that we currently cannot predict.

The continued credit crisis and related turmoil in the global financial system may have an impact on our business and financial position. The recent high costs of fuel and other consumables may negatively impact production costs at our operations. In addition, the financial crisis may limit our ability to raise capital through credit and equity markets. As discussed further below, the prices of the metals that we may produce are affected by a number of factors, and it is unknown how these factors will be impacted by a continuation of the financial crisis.

Our management has conflicts of interest.

Our sole director and officer, David Mathewson, has private mining interests and also may serve as a  director of other gold exploration companies. Consequently, his personal interests may come into conflict with our interests. Situations may arise where Mr. Mathewson is presented with business opportunities which may be desirable not only for us, but also to the other companies with which he is affiliated. In addition to competition for suitable business opportunities, we also compete with these other gold exploration companies for investment capital, technical resources, key personnel and other things. You should carefully consider these potential conflicts of interest before deciding whether to invest in our securities.

Mr. Mathewson has a 50% ownership interest in KM Exploration, Ltd., a Nevada limited liability company, from which we acquired the lease for our Tempo property. See “Certain Relationships and Related Transactions and Director Independence” below. The lease agreement relating to our property is described in greater detail in the section captioned “Description of Property.”

We do not know if our property contains any gold that can be mined at a profit.

The property on which we have the right to explore for gold is not known to have any deposits of gold which can be mined at a profit. Whether a gold deposit can be mined at a profit depends upon many factors. Some but not all of these factors include: the particular attributes of the deposit, such as size, grade and proximity to infrastructure; operating costs and capital expenditures required to start mining a deposit; the availability and cost of financing; the price of gold, which is highly volatile and cyclical; and government regulations, including regulations relating to prices, taxes, royalties, land use, importing and exporting of minerals and environmental protection.

We are an exploration stage company with no mining operations and we may never have any mining operations in the future.

Our business is exploring for gold. In the unlikely event that we discover commercially exploitable gold deposits, we will not be able to make any money from them unless the gold is actually mined. We will need to either mine the gold ourselves, find some other entity to mine our properties on our behalf, or sell our rights to mine the gold. Mining operations in the United States are subject to many different federal, state and local laws and regulations, including stringent environmental, health and safety laws. If we assume any operational responsibility for mining on our property, it is possible that we will be unable to comply with current or future laws and regulations, which can change at any time. It is possible that changes to these laws will be adverse to any potential mining operations. Moreover, compliance with such laws may cause substantial delays and require capital outlays in excess of those anticipated, adversely affecting any potential mining operations. Our future mining operations, if any, may also be subject to liability for pollution or other environmental damage. It is possible that we will choose to not be insured against this risk because of high insurance costs or other reasons.

We are a new company with a short operating history and have only lost money.

NGE, our sole operating subsidiary, was formed on October 7, 2008. Our operating history consists of starting our preliminary exploration activities. We have no income-producing activities. We have already lost money because of the expenses we have incurred in recruiting personnel, acquiring the rights to explore on our property, and starting our preliminary exploration activities. Exploring for gold is an inherently speculative activity. There is a strong possibility that we will not find any commercially exploitable gold deposits on our property. Because we are a gold exploration company, we may never achieve any meaningful revenue.

We may not be able to follow our internal procedures relating to the authorization and reporting of our financial transactions, or such procedures may not function as intended.

We are a small company with limited resources. We have only one full-time administrative employee, our CEO and president. This may cause us not to comply with our internal procedures designed to assure that our financial information is properly gathered and reported. In the event that we do not follow these internal procedures, or if they do not function as intended, we could publish materially incorrect financial statements. This could cause investors to lose confidence in the accuracy of our reported financial information, impair our ability to secure additional financing, and result in a loss of your investment.

Our business is subject to extensive environmental regulations which may make exploring for or mining gold prohibitively expensive, and which may change at any time.

All of our operations are subject to extensive environmental regulations which can make exploring for gold expensive or prohibit it altogether. We may be subject to potential liabilities associated with the pollution of the environment and the disposal of waste products that may occur as the result of our exploring for gold on our properties. We may have to pay to remedy environmental pollution, which may reduce the amount of money that we have available to use for exploring for gold. This may adversely affect our financial position, which may cause you to lose your investment. If we are unable to fully remedy an environmental problem, we might be required to suspend operations or to enter into interim compliance measures pending the completion of the required remedy. If a decision is made to mine our Tempo property and we retain any operational responsibility for doing so, our potential exposure for remediation may be significant, and this may have a material adverse effect upon our business and financial position. We have not purchased insurance for potential environmental risks (including potential liability for pollution or other hazards associated with the disposal of waste products from our exploration activities) because we currently have no intention of mining our property. However, if we change our business plan to include the mining of our property and assuming that we retain operational responsibility for mining, then such insurance may not be available to us on reasonable terms or at a reasonable price. All of our exploration and, if warranted, development activities may be subject to regulation under one or more local, state and federal environmental impact analyses and public review processes. It is possible that future changes in applicable laws, regulations and permits or changes in their enforcement or regulatory interpretation could have significant impact on some portion of our business, which may require our business to be economically re-evaluated from time to time. These risks include, but are not limited to, the risk that regulatory authorities may increase bonding requirements beyond our financial capability. Inasmuch as posting of bonding in accordance with regulatory determinations is a condition to the right to operate under all material operating permits, increases in bonding requirements could prevent operations even if we are in full compliance with all substantive environmental laws.

We may be denied the government licenses and permits which we need to explore for gold on our property. In the event that we discover commercially exploitable gold deposits, we may be denied the additional government licenses and permits which we will need to mine gold on our property.

Exploration activities usually require the granting of permits from various governmental agencies. For example, exploration drilling on unpatented mineral claims requires a permit to be obtained from the United States Bureau of Land Management, which may take several months or longer to grant the requested permit. Depending on the size, location and scope of the exploration program, additional permits may also be required before exploration activities can be undertaken. Prehistoric or Indian grave yards, threatened or endangered species, archeological sites or the possibility thereof, difficult access, excessive dust and important nearby water resources may all result in the need for additional permits before exploration activities can commence. As with all permitting processes, there is the risk that unexpected delays and excessive costs may be experienced in obtaining required permits. The needed permits may not be granted at all. Delays in or our inability to obtain necessary permits will result in unanticipated costs, which may result in serious adverse effects upon our business.

The value of our property is subject to volatility in the price of gold.

Our ability to obtain additional and continuing funding, and our profitability should we ever commence mining operations, will be significantly affected by changes in the market price of gold. Gold prices fluctuate widely and are affected by numerous factors, all of which are beyond our control. Some of these factors include the sale or purchase of gold by central banks and financial institutions; interest rates; currency exchange rates; inflation or deflation; fluctuation in the value of the United States dollar and other currencies; speculation; global and regional supply and demand, including investment, industrial and jewelry demand; and the political and economic conditions of major gold or other mineral-producing countries throughout the world, such as Russia and South Africa. The price of gold or other minerals have fluctuated widely in recent years, and a decline in the price of gold could cause a significant decrease in the value of our property, limit our ability to raise money, and render continued exploration and development of our property impracticable. If that happens, then we could lose our rights to our property and be compelled to sell some or all of these rights. Additionally, the future development of our mining property beyond the exploration stage is heavily dependent upon the level of gold prices remaining sufficiently high to make the development of our property economically viable. You may lose your investment if the price of gold decreases. The greater the decrease in the price of gold, the more likely it is that you will lose money.

Our property title may be challenged. We are not insured against any challenges, impairments or defects to our mineral claims or property title. We have not verified title to our property.

Our property is comprised of an unpatented lode claim created and maintained in accordance with the federal General Mining Law of 1872. Unpatented lode claims are unique U.S. property interests and are generally considered to be subject to greater title risk than other real property interests because the validity of unpatented lode claims is often uncertain. This uncertainty arises, in part, out of the complex federal and state laws and regulations under the General Mining Law. We have not conducted a title search on our Tempo Mineral Prospect property. The uncertainty resulting from not having a title search on the property leaves us exposed to potential title suits. Defending any challenges to our property title will be costly, and may divert funds that could otherwise be used for exploration activities and other purposes. In addition, unpatented lode claims are always subject to possible challenges by third parties or contests by the federal government, which, if successful, may prevent us from exploiting our discovery of commercially extractable gold. Challenges to our title may increase our costs of operation or limit our ability to explore on certain portions of our property. We are not insured against challenges, impairments or defects to our property title, nor do we intend to carry title insurance in the future. Potential conflicts to our mineral claims are discussed in detail in the section captioned “Description of Property.”

Possible amendments to the General Mining Law could make it more difficult or impossible for us to execute our business plan.

The U.S. Congress has considered proposals to amend the General Mining Law that would have, among other things, permanently banned the sale of public land for mining. The proposed amendment would have expanded the environmental regulations to which we are subject and would have given Indian tribes the ability to hinder or prohibit mining operations near tribal lands. The proposed amendment would also have imposed a royalty of 4% of gross revenue on new mining operations located on federal public land, which would have applied to all of our property. The proposed amendment would have made it more expensive or perhaps too expensive to recover any otherwise commercially exploitable gold deposits which we may find on our property. While at this time the proposed amendment is no longer pending, this or similar changes to the law in the future could have a significant impact on our business model.

Market forces or unforeseen developments may prevent us from obtaining the supplies and equipment necessary to explore for gold.

Gold exploration is a very competitive business. Competitive demands for contractors and unforeseen shortages of supplies and/or equipment could result in the disruption of our planned exploration activities. Current demand for exploration drilling services, equipment and supplies is robust and could result in suitable equipment and skilled manpower being unavailable at scheduled times for our exploration program. Fuel prices are extremely volatile as well. We will attempt to locate suitable equipment, materials, manpower and fuel if sufficient funds are available. If we cannot find the equipment and supplies needed for our various exploration programs, we may have to suspend some or all of them until equipment, supplies, funds and/or skilled manpower become available. Any such disruption in our activities may adversely affect our exploration activities and financial condition.

We may not be able to maintain the infrastructure necessary to conduct exploration activities.

Our exploration activities depend upon adequate infrastructure. Reliable roads, bridges, power sources and water supply are important factors which affect capital and operating costs. Unusual or infrequent weather phenomena, sabotage, government or other interference in the maintenance or provision of such infrastructure could adversely affect our exploration activities and financial condition.

Our exploration activities may be adversely affected by the local climate, which prevents us from exploring our property year-round.

The local climate makes it impossible for us to conduct exploration activities on our properties year-round. Because of their rural location and the lack of developed infrastructure in the area, our properties are generally impassible during the muddy season, which lasts roughly from December through May. During this time, it may be difficult or impossible for us to access our property, make repairs, or otherwise conduct exploration activities on them. Earthquakes, heavy rains, snowstorms, and floods could result in serious damage to or the destruction of facilities, equipment or means of access to our property, or may otherwise prevent us from conducting exploration activities on our property.

We do not carry any property or casualty insurance and do not intend to carry such insurance in the future.

Our business is subject to a number of risks and hazards generally, including but not limited to adverse environmental conditions, industrial accidents, unusual or unexpected geological conditions, ground or slope failures, cave-ins, changes in the regulatory environment and natural phenomena such as inclement weather conditions, floods and earthquakes. Such occurrences could result in damage to our property, equipment, infrastructure, personal injury or death, environmental damage, delays, monetary losses and possible legal liability. You could lose all or part of your investment if any such catastrophic event occurs. We do not carry any property or casualty insurance at this time, nor do we intend to carry this type of insurance in the future (except that we will carry all insurance that we are required to by law, such as motor vehicle insurance). Even if we do obtain insurance, it may not cover all of the risks associated with our operations. Insurance against risks such as environmental pollution or other hazards as a result of exploration is generally not available to us or to other companies in our business on acceptable terms. Should any events against which we are not insured actually occur, we may become subject to substantial losses, costs and liabilities which will adversely affect our financial condition.

We must make annual lease payments and claim maintenance payments or we will lose our rights to our property.

We are required under the terms of our property lease to make annual lease payments. We are also required to make annual claim maintenance payments to Federal Bureau of Land Management and to the county in which our property is located in order to maintain our rights to explore and, if warranted, to develop our property. Our annual claim maintenance payments currently total approximately $19,503. If we fail to meet these obligations, we will lose the right to explore for gold on our property. Our property lease is described in greater detail in the section captioned “Description of Property.”

There is a limited public market for our securities and they will not be listed on a widely traded market in the foreseeable future.

There is currently a limited public market for shares of our Common Stock and one may never develop. Our Common Stock is quoted on the OTC Bulletin Board operated by the National Association of Securities Dealers, Inc. The OTC Bulletin Board is a thinly traded market and lacks the liquidity of certain other public markets with which some investors may have more experience. We may not ever be able to satisfy the listing requirements for our Common Stock to be listed on an exchange or Nasdaq, which are often a more widely-traded and liquid market. Some, but not all, of the factors which may delay or prevent the listing of our Common Stock on a more widely-traded and liquid market include the following: our stockholders’ equity may be insufficient; the market value of our outstanding securities may be too low; our net income from operations may be too low; our Common Stock may not be sufficiently widely held; we may not be able to secure market makers for our Common Stock, and we may fail to meet the rules and requirements mandated by the several exchanges and markets to have our Common Stock listed.

We cannot assure you that, even following the Merger, the Common Stock will become liquid or that it will be listed on a securities exchange.

We expect our Common Stock to remain eligible for quotation on the OTC Bulletin Board, or on another over-the-counter quotation system. In those venues, however, an investor may find it difficult to obtain accurate quotations as to the market value of our Common Stock. In addition, if we fail to meet the criteria set forth in SEC regulations, various requirements would be imposed by law on broker-dealers who sell our securities to persons other than established customers and accredited investors. Consequently, such regulations may deter broker-dealers from recommending or selling our Common Stock, which may further affect the liquidity of our Common Stock.  This would also make it more difficult for us to raise additional capital after the Merger. While we intend to apply to list the Common Stock on the Nasdaq Stock Market, there can be no assurance that such listing will be successful or that the Common Stock will ever be listed on a national securities exchange.

“Penny Stock” rules will initially make buying or selling our Common Stock difficult because the broker-dealers selling our Common Stock will be subject to certain limitations.

Trading in our securities is subject to certain regulations adopted by the Securities Exchange Commission, commonly known as the “penny stock” rules and which apply to stocks selling below $5.00 per share. Our shares of Common Stock qualify as “penny stocks” and are covered by Section 15(g) of the Exchange Act, which imposes additional practice requirements on broker-dealers who sell shares of such stocks in the market. “Penny stock” rules govern how broker-dealers can deal with their clients and with “penny stocks.” For sales of our securities, including the sale of any Common Stock by the selling shareholders, the broker-dealer must make a special suitability determination and receive from you a written agreement prior to making a sale of stock to you. The additional burdens imposed upon broker-dealers by the “penny stock” rules may discourage broker-dealers from effecting transactions in our securities, which could severely affect their market price and liquidity. This could prevent you from easily reselling your shares or warrants when they become freely tradeable and could cause the price of our securities to decline.

Compliance with U.S. securities laws, including the Sarbanes-Oxley Act, will be costly and time-consuming.

After completion of the Merger, we will continue as a reporting company under U.S. securities laws, and we will be obliged to comply with the provisions of applicable U.S. laws and regulations, including the Securities Act, the Exchange Act and the Sarbanes-Oxley Act of 2002 and the related rules of the SEC, and the rules and regulations of the relevant U.S. market. Preparing and filing annual and quarterly reports and other information with the SEC, furnishing audited reports to stockholders and other compliance with these rules and regulations will involve a material increase in regulatory, legal and accounting expenses and the attention of management, and there can be no assurance that we will be able to comply with the applicable regulations in a timely manner, if at all.

We do not plan to pay any dividends in the foreseeable future.

We have never paid a dividend and we are unlikely to pay a dividend in the foreseeable future, if ever. Whether any dividends are distributed in the future, as well as the specific details of any such dividends, will be decided by our Board of Directors based upon a number of factors, including but not limited to our earnings, financial requirements and other conditions prevailing at the time. We may never pay dividends. You should carefully consider this before deciding whether to purchase our securities.
Securities analysts may not initiate coverage or continue to cover our Common Stock, and this may have a negative impact on its market price.

The trading market for our Common Stock following the Merger will depend, in part, on the research and reports that securities analysts publish about our business. We do not have any control over these analysts. There is no guarantee that securities analysts will cover the Common Stock. If securities analysts do not cover the Common Stock, the lack of research coverage may adversely affect its market price. If we are covered by securities analysts, and our stock is the subject of an unfavorable report, our stock price would likely decline. If one or more of these analysts ceases to cover our Company or fails to publish regular reports on us, we could lose visibility in the financial markets, which could cause our stock price or trading volume to decline. In addition, because we will become public through a “reverse triangular merger,” we may have further difficulty attracting the coverage of securities analysts.

You may experience dilution of your ownership interests because of the future issuance of additional shares of our Common Stock.

Any future issuance of our equity or equity-backed securities may dilute then-current stockholders’ ownership percentages and could also result in a decrease in the fair market value of our equity securities, because our assets would be owned by a larger pool of outstanding equity. As described above, we may need to raise additional capital through public or private offerings of our common or preferred stock or other securities that are convertible into or exercisable for our common or preferred stock. We may also issue such securities in connection with hiring or retaining employees and consultants (including stock options issued under our equity incentive plans), as payment to providers of goods and services, in connection with future acquisitions or for other business purposes. Our Board of Directors may at any time authorize the issuance of additional common or preferred stock without common stockholder approval, subject only to the total number of authorized common and preferred shares set forth in our articles of incorporation. The terms of equity securities issued by us in future transactions may be more favorable to new investors, and may include dividend and/or liquidation preferences, superior voting rights and the issuance of warrants or other derivative securities, which may have a further dilutive effect. Also, the future issuance of any such additional shares of common or preferred stock or other securities may create downward pressure on the trading price of the common stock. There can be no assurance that any such future issuances will not be at a price (or exercise prices) below the price at which shares of the common stock are then traded.

Any failure to maintain effective internal control over our financial reporting could materially adversely affect us.

Section 404 of the Sarbanes-Oxley Act of 2002 will require us to include in our annual reports on Form 10-K, beginning with the Form 10-K for the fiscal year ending December 31, 2008, an assessment by management of the effectiveness of our internal control over financial reporting. In addition, our independent auditors must attest to and report on management’s assessment of the effectiveness of such internal control over financial reporting. While we intend to diligently and thoroughly document, review, test and improve our internal control over financial reporting in order to ensure compliance with Section 404, management may not be able to conclude that our internal control over financial reporting is effective. Furthermore, even if management were to reach such a conclusion, if our independent auditors are not satisfied with the adequacy of our internal control over financial reporting, or if the independent auditors interpret the requirements, rules or regulations differently than we do, then they may decline to attest to management’s assessment or may issue a report that is qualified. Any of these events could result in a loss of investor confidence in the reliability of our financial statements, which in turn could negatively impact the price of our common stock.

In particular, we must perform system and process evaluation and testing of our internal control over financial reporting to allow management and our independent registered public accounting firm to report on the effectiveness of our internal control over financial reporting, as required by Section 404. Our compliance with Section 404 will require that we incur substantial accounting expense and expend significant management efforts. We currently do not have an internal audit group, and we will need to retain the services of additional accounting and financial staff or consultants with appropriate public company experience and technical accounting knowledge to satisfy the ongoing requirements of Section 404. We intend to review the effectiveness of our internal controls and procedures and make any changes management determines appropriate, including to achieve compliance with Section 404 by the date on which we are required to so comply. However, any significant deficiencies in our control systems may affect our ability to comply with SEC reporting requirements and any applicable listing standards or cause our financial statements to contain material misstatements, which could negatively affect the market price and trading liquidity of our common stock and cause investors to lose confidence in our reported financial information, as well as subject us to civil or criminal investigations and penalties.

Our principal stockholders have the power to control the Company because they hold a majority of our outstanding shares of Common Stock.

Under certain circumstances, our President and sole Director, David Mathewson, as the holder of a majority of our outstanding shares of Common Stock, has and may continue to have the ability to substantially control our business and affairs and has the power to approve all matters that need to be approved by our stockholders. This includes the election and removal of directors and officers, mergers, consolidations, or the sale of all or substantially all of our assets. This concentration of ownership may have the effect of delaying, deferring or preventing a change in control of the company, impeding a merger, consolidation, takeover or other business combination involving the company, or discouraging a potential acquirer from making a tender offer or otherwise attempting to obtain control of the company. This may adversely affect the value of your investment, and you should carefully consider this concentration of ownership before deciding whether to invest in our Company. Other stockholders who will own more than 5% of our outstanding shares of Common Stock are identified in “Security Ownership of Certain Beneficial Owners and Management.”

We are a holding company that depends on cash flow from our subsidiaries to meet our obligations and pay dividends.

We are a holding company with no material assets other than the stock of our wholly-owned subsidiary, NGE. Accordingly, we anticipate that all of our operations will be conducted by NGE (and any additional subsidiaries we may form or acquire). We currently expect that the earnings and cash flow of our subsidiaries will primarily be retained and used by them in their operations, including servicing any debt obligations they may have now or in the future. Therefore, our subsidiaries may not be able to generate sufficient cash flow to distribute funds to us in order to allow us to pay our obligations as they become due or, although we do not anticipate paying any dividends in the foreseeable future, pay future dividends on, or make any distributions with respect to, our common or other stock. Additionally, our ability to participate as an equity holder in any distribution of assets of any subsidiary upon liquidation is generally subordinate to the claims of creditors of the subsidiaries.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND PLAN OF OPERATIONS

The following management’s discussion and analysis should be read in conjunction with NGE’s historical financial statements and the related notes. The management’s discussion and analysis contains forward-looking statements that involve risks and uncertainties, such as statements of our plans, objectives, expectations and intentions. Any statements that are not statements of historical fact are forward-looking statements. When used, the words “believe,” “plan,” “intend,” “anticipate,” “target,” “estimate,” “expect” and the like, and/or future tense or conditional constructions (“will,” “may,” “could,” “should,” etc.), or similar expressions, identify certain of these forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual results or events to differ materially from those expressed or implied by the forward-looking statements in this Current Report. The Company’s actual results and the timing of events could differ materially from those anticipated in these forward-looking statements as a result of several factors. The Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances occurring after the date of this Current Report.  Please see “Forward-Looking Statements” and “Risk Factors” for a discussion of the uncertainties, risks and assumptions associated with these forward-looking statements.

As the result of the Merger and the change in business and operations of the Company from a distributor of party and drinking supplies to a franchisor and operator of fast-casual food service restaurants and nutritional product retail stores, a discussion of the past financial results of Nano Holdings is not pertinent, and the financial results of NGE, the accounting acquirer, are considered the financial results of the Company on a going-forward basis.

The following discussion highlights our plan of operations and the principal factors that have affected our financial condition as well as our liquidity and capital resources for the periods described. This discussion contains forward-looking statements. The following discussion and analysis are based on NGE’s financial statements, which NGE has prepared in accordance with U.S. generally accepted accounting principles. You should read the discussion and analysis together with such financial statements and the related notes thereto. As noted in the report of our independent registered public accounting firm, Moore & Associates, on our financial statements as of November 30, 2008, and for the period then ended, contained in this Report, such financial statements have been prepared assuming that the Company will continue as a going concern; the Company has no established source of revenue, which raises substantial doubt about its ability to continue as a going concern; and such financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Plan of Operations

We intend to conduct a phased exploration program on our property, which currently is at the very early stages of exploration. The follow-up stages of our exploration programs are dependent upon the results obtained during the earlier stages.

Approximately $25,000 has been spent on our exploration program through December 31, 2008. We estimate that we will require a minimum of $500,000 for phase 1 of our exploration program on Tempo through December 31, 2009, as it is currently planned and described in this section of this Current Report, and our estimated administrative expenses, lease payments and estimated claim maintenance costs. Our current cash reserves will be not sufficient to fund our operations for the next twelve months. Accordingly, we will need to seek additional financing.

In addition, we expect to commence phase 2 later in 2009 to follow up on expected positive phase 1 drill results early in 2009, and we also intend to seek out and acquire additional mining prospects in Nevada and elsewhere. In the event that we acquire additional mining prospects, we may decide to, accordingly, modify our planned exploration programs for our existing properties.

We intend to conduct our exploration activities by leasing equipment and by contracting with third parties for various services on an as-needed basis. At this time, we do not anticipate purchasing any equipment, although this may change depending upon the success of our exploration activities. We believe that necessary equipment and operators for our exploratory activities are available from several local sources in Elko and Reno, Nevada.

A detailed description of our property may be found in the section captioned “Description of Property.”

Exploration Program for Tempo Mineral Prospect Property

A detailed gravity survey to expand and enhance the existing inadequately-detailed gravity data has been completed.  This survey, in combination with existing geological and geochemical data, indicates several, previously unrecognized target opportunities. A follow-up program of additional soil and rock geochemical sampling is warranted, and drilling must be conducted to assess the target opportunities.  We intend to drill eight exploratory holes to a depth of up to approximately 1,500 feet each.  A reclamation bond is required for the necessary surface disturbance prior to commencing drilling. The total cost of this initial phase of our exploration program is estimated to be $500,000, consisting of:

•	Soil and rock sample survey and assessment expected to cost $50,000;

•	Reclamation bonding, construction of access and drill sites; $75,000

•	Drilling costs at approximately $25 per foot, for a total of $300,000; and

•	Drill-hole assaying is expected to cost $75,000.

At this time, we are unable to estimate the costs of continuing our exploration program on this property past the initial stage, but are confident about positive results and the desirability of commencing phase 2 exploration on Tempo late in 2009.  With the probable acquisition of additional prospect opportunities within the very prospective north-central Nevada region, and associated necessary exploration work to identify and pursue new target opportunities, we fully expect to expend approximately $1million in our 2009 exploration program.

Liquidity and Capital Resources

After paying legal, accounting, auditing and other expenses incurred in connection with the Bridge PPO and reimbursing KM Exploration for claim fees totaling $20,464.50, we have approximately $42,000 in cash on hand.  These funds will be sufficient to pay the $15,000 royalty payment under the Tempo lease due on January 15, 2009, and a portion of the $50,000 physical work requirement on the property required in 2009, but not otherwise to pay for our exploration program as it is currently planned or to fund the acquisition and exploration of new properties or to repay the Bridge Note.  (See “Description of Securities” for a description of the terms of the Bridge Note.)

We estimate that we will need to raise approximately $1.0 million to pay for our exploration program through December 31, 2009, as it is currently planned and described above, and our estimated administrative expenses, lease payments and estimated claim maintenance costs.  We will likely require additional funding after that date. We may be unable to secure additional financing on terms acceptable to us, or at all, at times when we need such financing. Our inability to raise additional funds on a timely basis could prevent us from achieving our business objectives and could have a negative impact on our business, financial condition, results of operations and the value of our securities.

If we raise additional funds by issuing additional equity or convertible debt securities, the ownership percentages of existing stockholders will be reduced and the securities that we may issue in the future may have rights, preferences or privileges senior to those of the current holders of our Common Stock. Such securities may also be issued at a discount to the market price of our Common Stock, resulting in possible further dilution to the book value per share of Common Stock. If we raise additional funds by issuing debt, we could be subject to debt covenants that could place limitations on our operations and financial flexibility.

Critical Accounting Policies

Accounting Basis

The accompanying financial statements are prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States of America. The Company has adopted a December 31 fiscal year end.

Cash and Cash Equivalents

For the purpose of the statement of cash flows, cash equivalents include all highly liquid investments with maturity of three months or less.

Earnings (Loss) per Share

The basic earnings (loss) per share are calculated by dividing the Company’s net income available to common shareholders by the weighted average number of common shares outstanding during the year. The diluted earnings (loss) per share are calculated by dividing the Company’s net income (loss) available to common shareholders by the diluted weighted average number of shares outstanding during the year. The diluted weighted average number of shares outstanding is the basic weighted number of shares adjusted as of the first of the year for any potentially dilutive debt or equity. There are no diluted shares outstanding as of November 30, 2008.

Dividends

The Company has not adopted any policy regarding payment of dividends. No dividends have been paid during the period shown.

Income Taxes

The Company provides for income taxes under Statement of Financial Accounting Standards NO. 109, “Accounting for Income Taxes.” SFAS No. 109 requires the use of an asset and liability approach in accounting for income taxes.

SFAS No. 109 requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.  No provision for income taxes is included in the statement due to its immaterial amount, net of the allowance account, based on the likelihood of the Company to utilize the loss carry-forward.

Mining Leases

The Company mining lease is located in the State of Nevada. It is recorded at the predecessor cost to the assignor of the lease. The Company acquired its interest in the lease from KM Exploration, Ltd., a Nevada limited liability company in which its sole director, President and Chief Geologist, David Mathewson, has a 50% ownership interest.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Revenue and Cost Recognition

The Company has no current source of revenue; therefore the Company has not yet adopted any policy regarding the recognition of revenue or cost.

Recently Issued Accounting Pronouncements

In June 2008, the FASB issued FASB Staff Position EITF 03-6-1, Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities, (“FSP EITF 03-6-1”). FSP EITF 03-6-1 addresses whether instruments granted in share-based payment transactions are participating securities prior to vesting, and therefore need to be included in the computation of earnings per share under the two-class method as described in FASB Statement of Financial Accounting Standards No. 128, “Earnings per Share.” FSP EITF 03-6-1 is effective for financial statements issued for fiscal years beginning on or after December 15, 2008 and earlier adoption is prohibited. We are not required to adopt FSP EITF 03-6-1; neither do we believe that FSP EITF 03-6-1 would have material effect on the Company’s financial position and results of operations if adopted.

 In May 2008, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 163, “Accounting for Financial Guarantee Insurance Contracts-and interpretation of FASB Statement No. 60”. SFAS No. 163 clarifies how Statement 60 applies to financial guarantee insurance contracts, including the recognition and measurement of  premium revenue and claims liabilities. This statement also requires expanded disclosures about financial guarantee insurance contracts. SFAS No. 163 is effective for fiscal years beginning on or after December 15, 2008, and interim periods within those years. SFAS No. 163 has no effect on the Company’s financial position, statements of operations, or cash flows at this time.

In May 2008, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles”. SFAS No. 162 sets forth the level of authority to a given accounting pronouncement or document by category. Where there might be conflicting guidance between two categories, the more authoritative category will prevail. SFAS No. 162 will become effective 60 days after the SEC approves the PCAOB’s amendments to AU Section 411 of the AICPA Professional Standards. SFAS No. 162 has no effect on the Company’s financial position, statements of operations, or cash flows at this time.

In March 2008, the Financial Accounting Standards Board, or FASB, issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133.  This standard requires companies to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. This Statement is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged. The Company has not yet adopted the provisions of SFAS No. 161, but does not expect it to have a material impact on its financial position, results of operations or cash flows.

 In December 2007, the SEC issued Staff Accounting Bulletin (SAB) No. 110 regarding the use of a "simplified" method, as discussed in SAB No. 107 (SAB 107), in developing an estimate of expected term of "plain vanilla" share options in accordance with SFAS No. 123 (R), Share-Based Payment.  In particular, the staff indicated in SAB 107 that it will accept a company's election to use the simplified method, regardless of whether the company has sufficient information to make more refined estimates of expected term. At the time SAB 107 was issued, the staff believed that more detailed external information about employee exercise behavior (e.g., employee exercise patterns by industry and/or other categories of companies) would, over time, become readily available to companies. Therefore, the staff stated in SAB 107 that it would not expect a company to use the simplified method for share option grants after December 31, 2007. The staff understands that such detailed information about employee exercise behavior may not be widely available by December 31, 2007. Accordingly, the staff will continue to accept, under certain circumstances, the use of the simplified method beyond December 31, 2007. The Company currently uses the simplified method for “plain vanilla” share options and warrants, and will assess the impact of SAB 110 for fiscal year 2009. It is not believed that this will have an impact on the Company’s financial position, results of operations or cash flows.

In December 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements—an amendment of ARB No. 51.  This statement amends ARB 51 to establish accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. It clarifies that a noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. Before this statement was issued, limited guidance existed for reporting noncontrolling interests. As a result, considerable diversity in practice existed. So-called minority interests were reported in the consolidated statement of financial position as liabilities or in the mezzanine section between liabilities and equity. This statement improves comparability by eliminating that diversity. This statement is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008 (that is, January 1, 2009, for entities with calendar year-ends). Earlier adoption is prohibited. The effective date of this statement is the same as that of the related Statement 141 (revised 2007). The Company will adopt this Statement beginning March 1, 2009. It is not believed that this will have an impact on the Company’s financial position, results of operations or cash flows.

In December 2007, the FASB, issued FAS No. 141 (revised 2007), Business Combinations.’This Statement replaces FASB Statement No. 141, Business Combinations, but retains the fundamental requirements in Statement 141.  This Statement establishes principles and requirements for how the acquirer: (a) recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree; (b) recognizes and measures the goodwill acquired in the business combination or a gain from a bargain purchase; and (c) determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. This statement applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. An entity may not apply it before that date. The effective date of this statement is the same as that of the related FASB Statement No. 160, Noncontrolling Interests in Consolidated Financial Statements.  The Company will adopt this statement beginning March 1, 2009. It is not believed that this will have an impact on the Company’s financial position, results of operations or cash flows.

In February 2007, the FASB, issued SFAS No. 159, The Fair Value Option for Financial Assets and Liabilities—Including an Amendment of FASB Statement No. 115.  This standard permits an entity to choose to measure many financial instruments and certain other items at fair value. This option is available to all entities. Most of the provisions in FAS 159 are elective; however, an amendment to FAS 115 Accounting for Certain Investments in Debt and Equity Securities applies to all entities with available for sale or trading securities. Some requirements apply differently to entities that do not report net income. SFAS No. 159 is effective as of the beginning of an entities first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of the previous fiscal year provided that the entity makes that choice in the first 120 days of that fiscal year and also elects to apply the provisions of SFAS No. 157 Fair Value Measurements.  The Company adopted SFAS No. 159 beginning March 1, 2008.  The adoption of this pronouncement did not have an impact on the Company’s financial statements.

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements  This statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. This statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this statement does not require any new fair value measurements. However, for some entities, the application of this statement will change current practice. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Earlier application is encouraged, provided that the reporting entity has not yet issued financial statements for that fiscal year, including financial statements for an interim period within that fiscal year. The Company adopted this statement March 1, 2008. The adoption of this pronouncement did not have an impact on the Company’s financial statements.

Off-Balance Sheet Arrangements

None.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables sets forth certain information regarding the shares of our Common Stock that are beneficially owned as of December 31, 2008, by (i) each stockholder known by us to be the beneficial owner of more than 5% of our Common Stock, (ii) by each of our directors and officers, and (iii) by all of our directors and officers in the aggregate. Our only class of voting securities is the Common Stock. To the best of our knowledge, each of the persons named in the table has sole voting and investment power with respect to the shares of Common Stock beneficially owned by him. To our knowledge, none of the shares listed below are held under a voting trust or similar agreement.  Percentages are based upon 36,260,973 shares of Common Stock issued and outstanding as of the date of this Report.

There are no securities, options or warrants exercisable within sixty days, and which if exercised, would result in the holder becoming the beneficial owner of 5% or more of our Common Stock.

Title of Class: Common Stock
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership[1]	Percentage of Class[2]
David Mathewson 1265 Mesa Drive Fernley, NV 89408	12,740,000	35.1%

All directors and officers in the aggregate	12,740,000	35.1%

Gibraltar Global Securities	3,030,303	8.4%

Tillerman Securities	3,333,334	9.2%

Marion R. “Butch” Barnes	3,030,304	8.4%

Notes:

[1]	All named parties have, to our knowledge, sole investment and voting control of the shares set forth in this table.

[2]	Percentages are rounded.

MANAGEMENT

Directors and Executive Officers

Each of our directors is elected by the stockholders for a term of one year and serves until his or her successor is elected and qualified. Currently we have only one director. Each of our officers is elected by the Board of Directors and serves at its pleasure. Executive Officers are chosen by the Board of Directors and serve at its pleasure.

Name	Age	Position	Date Named to Board of Directors
David Mathewson	64	Chief Executive Officer, President, Secretary, Treasurer, Chief Geologist and Director	December 31, 2008

The principal occupation and business experience during the past five years for our current officer and director is as follows:

David Mathewson, Chief Executive Officer, President, Secretary, Treasurer, Chief Geologist and Director. Mr. Mathewson has been the Chief Executive Officer, President, Secretary, Treasurer, Chief Geologist and sole director of NGE since October 7, 2008, and became Chief Executive Officer, President, Secretary, Treasurer, Chief Geologist and sole director of the Company upon the Merger. Mr. Mathewson has more than 30 years of hands-on gold exploration experience on the Carlin gold trend and north-central Nevada. Between August 2006 and August 2008, Mr. Mathewson was President, Chief Geologist and director of Gold Run Inc., a public company. Between June 2002 and June 2006, Mr. Mathewson was the Vice President of Exploration for Tone Resources, Ltd., a Canadian corporation, where he managed that company’s gold exploration program (Mr. Mathewson remained a director of Tone Resources until his resignation on March 23, 2007). Between May 2001 and June 2002, Mr. Mathewson staked claims and evaluated business opportunities both as an individual and through his 50%-owned company, KM Exploration, Ltd. Between January 1995 and May 2001, he was the Regional Manager of Exploration for Newmont Mining Company, where he was responsible for managing that company’s exploration activities in the Great Basin and Carlin gold trends. Prior to that, he was engaged as Newmont Mining Company’s Senior Exploration Geologist from April 1989 through December 1995.

We intend to hire independent geologists, engineers and excavation subcontractors on an as-needed basis. We have not entered into any negotiations or contracts with any of them.

Involvement in Certain Legal Proceedings

During the past five years, none of our officers or directors has been:

•	a general partner or executive officer of any business against which any bankruptcy petition was filed, whether at the time of the bankruptcy or two years prior to that time;

•	convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•
subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, or any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities, or

•
found by a court of competent jurisdiction in a civil action, the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Committees

We have no committees of our Board of Directors at this time.

Audit Committee Financial Expert

We have no separate audit committee at this time. The entire Board of Directors shall oversee our audits and auditing procedures.

Code of Ethics

The Company currently has not adopted a written code of ethics.

EXECUTIVE COMPENSATION

The following table sets forth the annual and long-term compensation paid to NGE’s sole officer.

Summary Compensation Table1

Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards($)	Option Awards($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
David Mathewson	2007	$0	--	--	--	--	--	$0	$0

1 NGE was not formed until October 7, 2008.

Outstanding Equity Awards at Fiscal Year-End

None.

Employment Terms with Mr. Mathewson

We do not currently have a formal employment agreement with David Mathewson. Mr. Mathewson currently receives compensation at a rate of $120,000 annually. In addition, Mr. Mathewson is entitled to participate in any and all benefit plans, from time to time, in effect for the Company’s employees, along with vacation, sick and holiday pay in accordance with policies established and in effect from time to time.

Director Compensation

Directors are elected by the vote of a majority in interest of the holders of voting stock and hold office until the expiration of the term for which he or she was elected and until a successor has been elected and qualified.

A majority of the authorized number of directors constitutes a quorum of the Board of Directors for the transaction of business. The directors must be present at the meeting to constitute a quorum. However, any action required or permitted to be taken by the Board of Directors may be taken without a meeting if all members of the Board of Directors individually or collectively consent in writing to the action.

At this time directors do not receive compensation for their services.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
AND DIRECTOR INDEPENDENCE

Interested Party Transactions Involving David Mathewson

Prior to the Merger, NGE acquired the leasehold interest in the Tempo property from KM Exploration, Ltd., a Nevada limited liability company in which our CEO, President, Chief Geologist and sole director, David Mathewson, has a 50% ownership interest.  In consideration of the transfer of the lease to NGE, NGE reimbursed KM Exploration for claim fees ($19,503) and preparation cost ($961.50), totaling $20,464.50. Also in connection with the reassignment, Mr. Mathewson, then the sole stockholder of NGE, assigned five shares of NGE (which converted into 400,000 shares each of Company Common Stock upon the Merger) to each of two individuals (one the owner of the other 50% interest in KM Exploration).

On December 31, 2008, in connection with the Merger, David Mathewson received 15,200,000 shares of our Common Stock in exchange for 190 shares of NGE common stock owned by Mr. Mathewson.  Subsequent to the closing of the Merger, Mr. Mathewson transferred to certain investors in the Bridge PPO, in private transactions, an aggregate of 2,460,000 of his shares.  In connection with the Merger, Mr. Mathewson entered into a lock-up agreement, pursuant to which he is prohibited from certain sales or dispositions of any other shares of our Common Stock received in the Merger for a period of two years from December 31, 2008, without the prior written consent of the Company.

Director Independence

Our sole director is not “independent” as that term is defined by applicable listing standards of the Nasdaq Stock Market and SEC rules, including the rules relating to the independence standards of an audit committee and the non-employee director definition of Rule 16b-3 promulgated

MARKET PRICE OF AND DIVIDENDS ON COMMON EQUITY
AND RELATED STOCKHOLDER MATTERS

Our common stock currently trades on the Over-The-Counter Bulletin Board under the symbol “NGHI.OB.” However, no shares of common stock have been traded to date, and there has been no “bid” or “ask” price for our common stock. As of the date of this Report, we had 36,260,973 shares of common stock outstanding held by approximately 28 shareholders of record.  To date, we have not paid dividends on our common stock.

We have no outstanding shares of preferred stock.

Trades in our Common Stock may be subject to Rule 15g-9 under the Exchange Act, which imposes requirements on broker/dealers who sell securities subject to the rule to persons other than established customers and accredited investors. For transactions covered by the rule, broker/dealers must make a special suitability determination for purchasers of the securities and receive the purchaser’s written agreement to the transaction before the sale.

The SEC also has rules that regulate broker/dealer practices in connection with transactions in “penny stocks.” Penny stocks generally are equity securities with a price of less than $5.00 (other than securities listed on certain national exchanges, provided that the current price and volume information with respect to transactions in that security is provided by the applicable exchange or system). The penny stock rules require a broker/dealer, before effecting a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document prepared by the SEC that provides information about penny stocks and the nature and level of risks in the penny stock market. The broker/dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker/dealer and its salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the customer’s account. The bid and offer quotations, and the broker/dealer and salesperson compensation information, must be given to the customer orally or in writing before effecting the transaction, and must be given to the customer in writing before or with the customer’s confirmation. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for shares of Common Stock. As a result of these rules, investors may find it difficult to sell their shares.

Dividend Policy

We have never paid any cash dividends on our capital stock and do not anticipate paying any cash dividends on the Common Stock in the foreseeable future. We intend to retain future earnings to fund ongoing operations and future capital requirements. Any future determination to pay cash dividends will be at the discretion of our Board of Directors and will be dependent upon financial condition, results of operations, capital requirements and such other factors as the Board of Directors deems relevant.

Securities Authorized for Issuance under Equity Compensation Plans

The Company had no equity compensation plans as of the end of fiscal year 2007.

On December 30, 2008, the Board of Directors of the Company adopted, subject to stockholder approval, the 2008 Equity Incentive Plan which reserves a total of 4,000,000 shares of our Common Stock for issuance under the 2008 Plan. If an incentive award granted under the 2008 Plan expires, terminates, is unexercised or is forfeited, or if any shares are surrendered to us in connection with an incentive award, the shares subject to such award and the surrendered shares will become available for further awards under the 2008 Plan.

In addition, the number of shares of Common Stock subject to the 2008 Plan, any number of shares subject to any numerical limit in the 2008 Plan, and the number of shares and terms of any incentive award are expected to be adjusted in the event of any change in our outstanding Common Stock by reason of any stock dividend, spin-off, split-up, stock split, reverse stock split, recapitalization, reclassification, merger, consolidation, liquidation, business combination or exchange of shares or similar transaction.

Administration

The compensation committee of the Board, or the Board in the absence of such a committee, will administer the 2008 Plan. Subject to the terms of the 2008 Plan, the compensation committee has complete authority and discretion to determine the terms of awards under the 2008 Plan.

Grants

The 2008 Plan authorizes the grant to participants of nonqualified stock options, incentive stock options, restricted stock awards, restricted stock units, performance grants intended to comply with Section 162(m) of the Internal Revenue Code (as amended, the “Code”) and stock appreciation rights, as described below:

•
Options granted under the 2008 Plan entitle the grantee, upon exercise, to purchase a specified number of shares from us at a specified exercise price per share. The exercise price for shares of Common Stock covered by an option cannot be less than the fair market value of the Common Stock on the date of grant unless agreed to otherwise at the time of the grant.

•
Restricted stock awards and restricted stock units may be awarded on terms and conditions established by the compensation committee, which may include performance conditions for restricted stock awards and the lapse of restrictions on the achievement of one or more performance goals for restricted stock units.

•
The compensation committee may make performance grants, each of which will contain performance goals for the award, including the performance criteria, the target and maximum amounts payable, and other terms and conditions.

•
The 2008 Plan authorizes the granting of stock awards. The compensation committee will establish the number of shares of Common Stock to be awarded and the terms applicable to each award, including performance restrictions.

•
Stock appreciation rights (“SARs”) entitle the participant to receive a distribution in an amount not to exceed the number of shares of Common Stock subject to the portion of the SAR exercised multiplied by the difference between the market price of a share of Common Stock on the date of exercise of the SAR and the market price of a share of Common Stock on the date of grant of the SAR.

Duration, Amendment, and Termination

The Board has the power to amend, suspend or terminate the 2008 Plan without stockholder approval or ratification at any time or from time to time. No change may be made that increases the total number of shares of Common Stock reserved for issuance pursuant to incentive awards or reduces the minimum exercise price for options or exchange of options for other incentive awards, unless such change is authorized by our stockholders within one year. Unless sooner terminated, the 2008 Plan would terminate ten years after it is adopted.

As of the date hereof, no grants have been issued under the 2008 Plan.

RECENT SALES OF UNREGISTERED SECURITIES

Sales by Nano Holdings

In December 2005, Nano Holdings issued an aggregate of 3,500,000 shares of its common stock to four individuals in connection with its acquisition of Sunshine LLC. Pursuant to the terms of the acquisition, Nano Holdings issued 2,047,500 shares of common stock to Marion R. Barnes, for Mr. Barnes 58.5% interest in Sunshine LLC, 1,039,500 shares of common stock to William Blanchard, in consideration for Mr. Blanchard's 29.7% interest in Sunshine LLC, 350,000 shares of common stock to James Lundeen, Jr., in consideration for Mr. Lundeen's 10% interest in Sunshine LLC, and 63,000 shares of common stock to Robert Barnes, in consideration for Mr. Barnes 1.8% interest in Sunshine LLC. These transactions were exempt from registration pursuant to Section 4(2) of the Securities Act since the foregoing issuances did not involve a public offering, the recipients took the shares for investment and not resale and Nano Holdings took appropriate measures to restrict transfer. No underwriters or agents were involved in the foregoing issuances and no underwriting discounts or commissions were paid by Nano Holdings.

In June 2006, Nano Holdings sold an aggregate of 330,000 shares of its common stock to an aggregate of thirty-three (33) offshore investors in connection with private placement offering, for aggregate consideration of $3,300, or $0.01 per share. These transactions were exempt from registration pursuant to Regulation S of the Securities Act (“Regulation S“) since the issuances were made to non-U.S. persons (as defined under Rule 902(k)(2)(i) of Regulation S), pursuant to an offshore transaction, and no directed selling efforts were made in the United States by Nano Holdings, a distributor, any respective affiliates, or any person acting on behalf of any of the foregoing.

In July 2006, Nano Holdings issued 100,000 shares of its common stock to David Rector, its former sole officer and director, in consideration for services rendered to Nano Holdings in connection with his position as its executive officer which shares were valued at $10,000, or $0.10 per share. This transaction was exempt from registration pursuant to Section 4(2) of the Securities Act since the foregoing issuance did not involve a public offering, the recipient took the shares for investment and not resale and Nano Holdings took appropriate measures to restrict transfer. No underwriters or agents were involved in the foregoing issuance and no underwriting discounts or commissions were paid by Nano Holdings.

On October 29, 2007, Nano Holdings paid $15,000 to a shareholder, James Lundeen, Jr., to rescind his original June 2005 investment of $15,000 for a 10% interest in Sunshine LLC, which was then converted into 350,000 shares of the Company’s common stock in connection with Nano Holdings’ acquisition of Sunshine LLC.

All share and per share stock numbers above in this section are before giving effect to the Stock Split.

On December 31, 2008, Nano Holdings sold in connection with a private placement offering (a) an aggregate of 414,000 shares of its common stock to a total of 13 investors, for aggregate consideration of $103,500, or $0.25 per share and (b) $150,000 principal amount of a Bridge Note, for consideration of $150,000, in each case before deducting expenses related to the offerings.  The securities were sold to (i) accredited investors as defined under Regulation D, Rule 501(a) promulgated by the SEC and (ii) non-U.S. persons as defined under Regulation S promulgated by the SEC, and otherwise in accordance with the provisions of Regulation D and/or Regulation S. The transactions described above were exempt from registration under Section 4(2) of the Securities Act and Rule 506 of Regulation D and Regulation S as promulgated by the SEC.

The Stock Split

Nano Holdings effected a 30.30303-for-one forward split of its Common Stock in the form of a stock dividend to its holders of record, which was paid on November 21, 2008.

Issuances by NGE

In October 2008, NGE issued 200 shares of common stock of NGE to David Mathewson, our President, Chief Geologist and sole director, in consideration for his formation of NGE and for his services as its sole officer and director; in connection with the reassignment of the Tempo lease to NGE, Mr. Mathewson, assigned five shares of NGE to each of two individuals (one the owner of the other 50% interest in KM Exploration). These transactions were exempt from registration pursuant to Section 4(2) of the Securities Act, since the foregoing issuance did not involve a public offering, the recipient took the shares for investment and not resale and NGE took appropriate measures to restrict transfer. No underwriters or agents were involved in the foregoing issuance and no underwriting discounts or commissions were paid by NGE.

Shares Issued in Connection with the Merger

On the closing date of the Merger, the holders of common stock of NGE surrendered all of their 200 issued and outstanding shares and received an aggregate of 16,000,000 shares of the Company’s Common Stock.

The Nano Holdings stockholders retained 19,696,973 shares of Common Stock in the Merger.

Upon the closing of the Merger, the purchaser of the Bridge Note also received 150,000 shares of Common Stock under the terms of the Bridge Note.

The transactions described above were exempt from registration under Section 4(2) of the Securities Act and Rule 506 of Regulation D as promulgated by the SEC. None of the securities were sold through an underwriter and, accordingly, there were no underwriting discounts or commissions involved.

DESCRIPTION OF SECURITIES

We have authorized capital stock consisting of 300,000,000 shares of common stock, $0.001 par value, and 10,000,000 shares of preferred stock, $0.001 par value. As of the date of this Report, we had 36,260,973 shares of common stock issued and outstanding, and no shares of preferred stock issued and outstanding.

Common Stock

The holders of outstanding shares of common stock are entitled to receive dividends out of assets or funds legally available for the payment of dividends of such times and in such amounts as the board from time to time may determine. Holders of common stock are entitled to one vote for each share held on all matters submitted to a vote of shareholders. There is no cumulative voting of the election of directors then standing for election. The common stock is not entitled to pre-emptive rights and is not subject to conversion or redemption. Upon liquidation, dissolution or winding up of our company, the assets legally available for distribution to stockholders are distributable ratably among the holders of the common stock after payment of liquidation preferences, if any, on any outstanding payment of other claims of creditors. Each outstanding share of common stock is duly and validly issued, fully paid and non-assessable.

Preferred Stock

Shares of preferred stock may be issued from time to time in one or more series, each of which will have such distinctive designation or title as shall be determined by our Board of Directors prior to the issuance of any shares thereof. Preferred stock will have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of preferred stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof. The number of authorized shares of preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of our capital stock entitled to vote generally in the election of the directors, voting together as a single class, without a separate vote of the holders of the preferred stock, or any series thereof, unless a vote of any such holders is required pursuant to any preferred stock designation.

While we do not currently have any plans for the issuance of preferred stock, the issuance of such preferred stock could adversely affect the rights of the holders of common stock and, therefore, reduce the value of the common stock. It is not possible to state the actual effect of the issuance of any shares of preferred stock on the rights of holders of the common stock until the board of directors determines the specific rights of the holders of the preferred stock; however, these effects may include:

•	Restricting dividends on the common stock;

•	Diluting the voting power of the common stock;

•	Impairing the liquidation rights of the common stock; or

•	Delaying or preventing a change in control of the Company without further action by the stockholders.

Other than in connection with shares of preferred stock (as explained above), which preferred stock is not currently designated nor contemplated by us, we do not believe that any provision of our charter or bylaws would delay, defer or prevent a change in control.

Options

As of the date hereof, the Company has not issued any options.

Warrants

As of the date hereof, the Company has not issued any warrants. In the Merger Agreement, we agreed to enter into an agreement with an IR Consultant to be identified to provide investor relations services to the Company, pursuant to which we will issue to the IR Consultant warrants to purchase an aggregate of 1,000,000 shares of Common Stock, exercisable for a period of five years, at an exercise price of $1.00 per share. These warrants will contain standard anti-dilution protection for stock splits, stock dividends and stock combinations.

Bridge Note

The Bridge Note issued in the Bridge PPO has a principal amount of $150,000, has a term of one year (or earlier upon certain events of default) and bears interest at 10% per annum, payable at maturity.  Upon the closing by the Company of any financing, merger or acquisition, or any other business combination, resulting in gross cash proceeds to the Company in excess of $500,000 (a “Financing”), the Company mustl redeem the Bridge Note in full, provided that upon the closing of a Financing, the holder shall be entitled, at its option, to convert all or any part of the principal amount of the Note into  shares of the Company’s Common Stock at a price (of $1.00 per share, subject to adjustment in certain circumstances.  The Bridge Note is secured pursuant to security agreement by all of the assets of NGHI and NGE.  So long as the Bridge Note remains outstanding, the Company may not incur, create, assume, guaranty or permit to exist any indebtedness that ranks senior in priority to, or pari passu with, the obligations under the Bridge Note (except for indebtedness created as a result of a subsequent financing if the gross proceeds to the Company of such financing are equal to or greater than the aggregate principal amount of the Notes and the Note is repaid in full upon the closing of such financing); create, incur, assume or permit to exist any other lien on any property or assets now owned or hereafter acquired (with certain limited exceptions); declare or pay, directly or indirectly, any dividend or make any other distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, with respect to any shares of NHGI’s capital stock or directly or indirectly redeem, purchase, retire or otherwise acquire for value any shares of any class of NHGI’s capital stock or set aside any amount for any such purpose; pay in cash any amount in respect of any indebtedness or preferred stock that may at the Company’s option be paid in kind or in other securities; or optionally prepay, repurchase or redeem or otherwise defease any other indebtedness of the Company.

Convertible Securities

As of the date hereof, the Company has not issued any convertible securities other than the Bridge Notes.

Registration Rights

We have granted “piggy-back” registration rights to the investors in the Bridge PPO requiring us to include the shares acquired by them in the Bridge PPO if we determine to register for sale for cash any Common Stock, for our account or for the account of others, except in certain limited circumstances.

Transfer Agent

The transfer agent for the Common Stock is Continental Stock Transfer & Trust Company. The transfer agent’s address is 17 Battery Place, New York, New York 10004, and its telephone number is (212) 845-3212.

LEGAL PROCEEDINGS

From time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm business. We are currently not aware of any such legal proceedings or claims that we believe will have, individually or in the aggregate, a material adverse affect on business, financial condition or operating results.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Delaware General Corporation Law and our Certificate of Incorporation allow us to indemnify our officers and directors from certain liabilities and our Bylaws state that we shall indemnify every (i) present or former director, advisory director or officer of us, (ii) any person who while serving in any of the capacities referred to in clause (i) served at our request as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, and (iii) any person nominated or designated by (or pursuant to authority granted by) the Board of Directors or any committee thereof to serve in any of the capacities referred to in clauses (i) or (ii) (each an “Indemnitee”).

Our Bylaws provide that we shall indemnify an Indemnitee against all judgments, penalties (including excise and similar taxes), fines, amounts paid in settlement and reasonable expenses actually incurred by the Indemnitee in connection with any proceeding in which he was, is or is threatened to be named as defendant or respondent, or in which he was or is a witness without being named a defendant or respondent, by reason, in whole or in part, of his serving or having served, or having been nominated or designated to serve, if it is determined that the Indemnitee (a) conducted himself in good faith, (b) reasonably believed, in the case of conduct in his official capacity, that his conduct was in our best interests and, in all other cases, that his conduct was at least not opposed to our best interests, and (c) in the case of any criminal proceeding, had no reasonable cause to believe that his conduct was unlawful; provided, however, that in the event that an Indemnitee is found liable to us or is found liable on the basis that personal benefit was improperly received by the Indemnitee, the indemnification (i) is limited to reasonable expenses actually incurred by the Indemnitee in connection with the proceeding and (ii) shall not be made in respect of any proceeding in which the Indemnitee shall have been found liable for willful or intentional misconduct in the performance of his duty to us.

Other than in the limited situation described above, our Bylaws provide that no indemnification shall be made in respect to any proceeding in which such Indemnitee has been (a) found liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the Indemnitee’s official capacity, or (b) found liable to us. The termination of any proceeding by judgment, order, settlement or conviction, or on a plea of nolo contendere or its equivalent, is not of itself determinative that the Indemnitee did not meet the requirements set forth in clauses (a) or (b) above. An Indemnitee shall be deemed to have been found liable in respect of any claim, issue or matter only after the Indemnitee shall have been so adjudged by a court of competent jurisdiction after exhaustion of all appeals therefrom. Reasonable expenses shall, include, without limitation, all court costs and all fees and disbursements of attorneys for the Indemnitee. The indemnification provided shall be applicable whether or not negligence or gross negligence of the Indemnitee is alleged or proven.

Other than discussed above, neither our Bylaws nor our Certificate of Incorporation includes any specific indemnification provisions for our officers or directors against liability under the Securities Act. Additionally, insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the small business issuer pursuant to the foregoing provisions, or otherwise, the small business issuer has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS
ON ACCOUNTING AND FINANCIAL DISCLOSURE

None.

Item 3.02   Unregistered Sales of Equity Securities

See Item 2.01.

Item 5.01  Changes in Control of Registrant.

See Item 1.01 and Item 2.01.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

See Item 1.01 and Item 2.01.

Item 9.01  Financial Statements and Exhibits.

(a)  Financial statements of business acquired.

In accordance with Item 9.01(a), NGE’s audited financial statements for the period from inception through November 30, 2008, are included in this Report beginning on Page F-1.

(b)  Pro forma financial information.

In accordance with Item 9.01(b), unaudited pro forma consolidated financial statements for at and for the nine months ended September 30, 2008, are included in this Report beginning on Page F-13.

(d)  Exhibits

Exhibit Number	Description
2.1*	Agreement and Plan of Merger and Reorganization, dated as of December 31, 2008, by and among Nevada Gold Holdings, Inc., Nevada Gold Acquisition Corp. and Nevada Gold Enterprises, Inc.
2.2*	Certificate of Merger
3.1	Certificate of Incorporation of the Registrant (incorporated by reference from Exhibit 3.1 to the Registrant’s Form SB-2 Registration Statement filed with the Commission on August 1, 2006)
3.2
Certificate of Amendment to Certificate of Incorporation of the Registrant (incorporated by reference from Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed with the Commission on November 6, 2008)

3.3	Bylaws of the Registrant (incorporated by reference from Exhibit 3.1 to the Registrant’s Form SB-2 Registration Statement filed with the Commission on August 1, 2006)
10.1*	Form of Subscription Agreement by and between Nevada Gold Holdings, Inc., and the investors party thereto
10.2*	Form of Addendum to Subscription Agreement by and between Nevada Gold Holdings, Inc., and the investors party thereto

10.3*†	Lock-Up Agreement, dated as of December 31, 2008, between Nevada Gold Holdings, Inc., and David Mathewson
10.4*	Split-Off Agreement, dated as of December 31, 2008, by and among Nevada Gold Holdings, Inc., Sunshine Group, Inc., and Marion R. “Butch” Barnes, William D. Blanchard and Robert Barnes
10.5*	General Release Agreement, dated as of December 31, 2008, by and among Nevada Gold Holdings, Inc., Sunshine Group, Inc., and Marion R. “Butch” Barnes, William D. Blanchard and Robert Barnes
10.6*	Form of Agreement and Release between David Mathewson and the subscribers thereto
10.7*
Tempo Mineral Lease dated May 18, 2007, by and between Gold Standard Royalty (Nevada) Inc., successor in interest to Bertha C. Johnson, Trustee of the Lyle F. Campbell Trust, as Lessor, and NGE, as successor to KM Exploration LTD., as successor to Gold Run, Inc.

10.8*
Amendment to Tempo Mineral Lease dated January 6, 2009, between Gold Standard Royalty (Nevada) Inc., successor in interest to Bertha C. Johnson, Trustee of the Lyle F. Campbell Trust, as Lessor, and NGE, as successor to KM Exploration LTD., as successor to Gold Run, Inc.

10.9*	Form of Securities Purchase Agreement dated December 31, 2008, between Nevada Gold Holdings, Inc., and the Buyers party thereto
10.10*	Form of 10% Secured Convertible Promissory Note
10.11*	Form of Security Agreement dated December 31, 2008, among Nevada Gold Holdings, Inc., Nevada Gold Enterprises, Inc., and the Buyers party thereto
10.12*†	Nevada Gold Holdings, Inc., 2008 Equity Incentive Plan

*  Filed herewith

†  Management contract or compensatory plan or arrangement

NEVADA GOLD ENTERPRISES, INC.
(An  Exploration Stage Company)

FINANCIAL STATEMENTS

November 30, 2008

MOORE & ASSOCIATES, CHARTERED
           ACCOUNTANTS AND ADVISORS
PCAOB REGISTERED

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Nevada Gold Enterprises, Inc.
(An Exploration Stage Company)

We have audited the accompanying balance sheet of Nevada Gold Enterprises, Inc. (An Exploration Stage Company) as of November 30, 2008, and the related statement of operations, stockholders’ equity (deficit) and cash flows from inception on October 7, 2008 through November 30, 2008. These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conduct our audits in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nevada Gold Enterprises, Inc. (An Exploration Stage Company) as of November 30, 2008, and the related statement of operations, stockholders’ equity (deficit) and cash flows from inception on October 7, 2008 through November 30, 2008, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 5 to the financial statements, the Company has no established source of revenue, which raises substantial doubt about its ability to continue as a going concern.  Management’s plans concerning these matters are also described in Note 5.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Moore & Associates, Chartered

Moore & Associates, Chartered
Las Vegas, Nevada
January 6, 2009

6490 West Desert Inn Rd, Las Vegas, NV 89146 (702) 253-7499 Fax (702) 253-7501

NEVADA GOLD ENTERPRISES, INC.
(An Exploration Stage Company)
Balance Sheet

ASSETS

November 30,
2008

CURRENT ASSETS

Cash	$25

Total Current Assets	25

OTHER ASSETS

Mining leases	20,465

TOTAL ASSETS	$20,490

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES

Accounts payable	$20,465

Total Current Liabilities	20,465

STOCKHOLDERS' EQUITY (DEFICIT)

Common stock, $0.001 par value, 200
shares authorized, 200 shares issued	1
Additional paid-in capital	24
Deficit accumulated during the development stage	-

Total Stockholders' Equity (Deficit)	25

TOTAL LIABILITIES AND STOCKHOLDERS'
EQUITY (DEFICIT)	$20,490

The accompanying notes are an integral part of these financial statements.

NEVADA GOLD ENTERPRISES, INC.
(An Exploration Stage Company)
Statement of Operations

From Inception
on October 7,
2008 Through
November 30,
2008

REVENUES	$-

OPERATING EXPENSES

General and administrative	-

Total Operating Expenses	-

INCOME (LOSS) FROM OPERATIONS	-

OTHER EXPENSES

Interest expense	-

INCOME (LOSS) BEFORE TAXES	-

Income taxes	-

NET LOSS	$-

BASIC LOSS PER COMMON SHARE	$-

WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING	200

The accompanying notes are an integral part of these financial statements

NEVADA GOLD ENTERPRISES, INC.
(An Exploration Stage Company)
Statement of Stockholders' Equity (Deficit)

				Deficit
				Accumulated	Total
			Additional	During the	Stockholders'
	Common Stock		Paid-In	Development	Equity
	Shares	Amount	Capital	Stage	(Deficit)

Balance, October 7, 2008	-	$-	$-	$-	$-

Shares issued for mining lease
at $0.000 per share	10	-	-	-	-

Shares issued for cash
at $0.001 per share	190	1	24	-	25

Net loss since inception
through November 30, 2008	-	-	-	-	-

Balance, November 30, 2008	200	$1	$24	$-	$25

The accompanying notes are an integral part of these financial statements.

NEVADA GOLD ENTERPRISES, INC.
(An Exploration Stage Company)
Statement of Cash Flows

From Inception
on October 7,
2008 Through
November 30,
2008
OPERATING ACTIVITIES

Net loss	$-
Adjustments to Reconcile Net Loss to Net
Cash Used by Operating Activities:
Changes in operating assets and liabilities:
Changes in related party receivables	-
Changes in accounts payable and
accrued expenses	20,465

Net Cash Used by Operating Activities	20,465

INVESTING ACTIVITIES

Purchase of mining leases	(20,465)

Net Cash Provided by Financing Activities	(20,465)

FINANCING ACTIVITIES

Loans from related parties	-
Common stock issued for cash	25

Net Cash Provided by Financing Activities	25

NET DECREASE IN CASH	25

CASH AT BEGINNING OF PERIOD	-

CASH AT END OF PERIOD	$25

SUPPLEMENTAL DISCLOSURES OF
CASH FLOW INFORMATION

CASH PAID FOR:
Interest	$-
Income Taxes	$-

The accompanying notes are an integral part of these financial statements.

NEVADA GOLD ENTERPRISES, INC.
(An Exploration Stage Company)
Notes to Financial Statements
November 30, 2008

NOTE 1.	GENERAL ORGANIZATION AND BUSINESSES

Nevada Gold Enterprises, Inc., (the Company) was incorporated on October 7, 2008 under the laws of the State of Nevada.  The Company was formed to engage in the exploration for and extraction of minerals.

NOTE 2.	SUMMARY OF SIGNIFICANT ACCOUNTING PRACTICES

Accounting Basis

These financial statements are prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States of America. The Company has adopted a December 31 fiscal year end.

Cash and Cash Equivalents

For the purpose of the statement of cash flows, cash equivalents include all highly liquid investments with maturity of three months or less.

Earnings (Loss) per Share

The basic earnings (loss) per share are calculated by dividing the Company’s net income available to common shareholders by the weighted average number of common shares outstanding during the year. The diluted earnings (loss) per share are calculated by dividing the Company’s net income (loss) available to common shareholders by the diluted weighted average number of shares outstanding during the year. The diluted weighted average number of shares outstanding is the basic weighted number of shares adjusted as of the first of the year for any potentially dilutive debt or equity. There are no diluted shares outstanding as of November 30, 2008.

Dividends

The Company has not adopted any policy regarding payment of dividends. No dividends have been paid during the period shown.

Income Taxes

The Company provides for income taxes under Statement of Financial Accounting Standards NO. 109, “Accounting for Income Taxes.” SFAS No. 109 requires the use of an asset and liability approach in accounting for income taxes.

SFAS No. 109 requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.  No provision for income taxes is included in the statement due to its immaterial amount, net of the allowance account, based on the likelihood of the Company to utilize the loss carry-forward.

Mining Leases

The Company mining lease is located in the State of Nevada. It is recorded at the predecessor cost to the assignor of the lease. The Company acquired its interest in the lease from KM Exploration, Ltd., a Nevada limited liability company in which its sole director, President and Chief Geologist, David Mathewson, has a 50% ownership interest.

NEVADA GOLD ENTERPRISES, INC.
(An Exploration Stage Company)
Notes to Financial Statements
November 30, 2008

NOTE 2.	SUMMARY OF SIGNIFICANT ACCOUNTING PRACTICES (Continued)

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Revenue and Cost Recognition

The Company has no current source of revenue; therefore the Company has not yet adopted any policy regarding the recognition of revenue or cost.

NOTE 3.	INCOME TAXES:

The Company provides for income taxes under Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes. SFAS No. 109 requires the use of an asset and liability approach in accounting for income taxes. Deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax bases of assets and liabilities and the tax rates in effect when these differences are expected to reverse. The Company’s predecessor operated as entity exempt from Federal and State income taxes.

SFAS No. 109 requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

The provision for income taxes differs from the amounts which would be provided by applying the statutory federal income tax rate of 39% to the net loss before provision for income taxes for the following reasons:

November 30, 2008
Income tax expense at statutory rate	$-
Common stock issued for services	-
Valuation allowance	-
Income tax expense per books	$-

Net deferred tax assets consist of the following components as of:

November 30, 2008
NOL carryover	$-
Valuation allowance	-
Net deferred tax asset	$-

Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carry forwards of $-0- for federal income tax reporting purposes are subject to annual limitations. Should a change in ownership occur net operating loss carry forwards may be limited as to use in future years.

NEVADA GOLD ENTERPRISES, INC.
(An Exploration Stage Company)
Notes to Financial Statements
November 30, 2008

NOTE 4.	STOCKHOLDERS’ EQUITY

Common Stock

On October 7, 2008, the Board of Directors authorized 200 shares at par value to its founding shareholder for cash of $25 and for the assignment of the mining leases.  On December 22, 2008, the founding shareholder assigned 5 shares each to two individuals in consideration for their consent to the assignment of the mining lease to the Company by KM Exploration, Ltd.

NOTE 5.	GOING CONCERN

The accompanying financial statements have been prepared assuming that the company will continue as a going concern.  As discussed in the notes to the financial statements, the Company has no established source of revenue.  This raises substantial doubt about the Company’s ability to continue as a going concern.  Without realization of additional capital, it would be unlikely for the Company to continue as a going concern.  The financial statements do not include any adjustments that might result from this uncertainty.

The Company’s activities to date have been supported by equity financing.  It has sustained losses in all previous reporting periods with an inception to date loss of $-0- as of November 30, 2008.

Management may seek funding from its shareholders and other qualified investors to pursue its business plan.  In the alternative, the Company may be amenable to a sale, merger or other acquisition in the event such transaction is deemed by management to be in the best interests of the shareholders.

NOTE 6.	THE EFFECT OF RECENTLY ISSUED ACCOUNTING STANDARD

In June 2008, the FASB issued FASB Staff Position EITF 03-6-1, Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities, (“FSP EITF 03-6-1”). FSP EITF 03-6-1 addresses whether instruments granted in share-based payment transactions are participating securities prior to vesting, and therefore need to be included in the computation of earnings per share under the two-class method as described in FASB Statement of Financial Accounting Standards No. 128, “Earnings per Share.” FSP EITF 03-6-1 is effective for financial statements issued for fiscal years beginning on or after December 15, 2008 and earlier adoption is prohibited. We are not required to adopt FSP EITF 03-6-1; neither do we believe that FSP EITF 03-6-1 would have material effect on the Company’s financial position and results of operations if adopted.

 In May 2008, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 163, “Accounting for Financial Guarantee Insurance Contracts-and interpretation of FASB Statement No. 60”. SFAS No. 163 clarifies how Statement 60 applies to financial guarantee insurance contracts, including the recognition and measurement of  premium revenue and claims liabilities. This statement also requires expanded disclosures about financial guarantee insurance contracts. SFAS No. 163 is effective for fiscal years beginning on or after December 15, 2008, and interim periods within those years. SFAS No. 163 has no effect on the Company’s financial position, statements of operations, or cash flows at this time.

In May 2008, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles”. SFAS No. 162 sets forth the level of authority to a given accounting pronouncement or document by category. Where there might be conflicting guidance between two categories, the more authoritative category will prevail. SFAS No. 162 will become effective 60 days after the SEC approves the PCAOB’s amendments to AU Section 411 of the AICPA Professional Standards. SFAS No. 162 has no effect on the Company’s financial position, statements of operations, or cash flows at this time.

NEVADA GOLD ENTERPRISES, INC.
(An Exploration Stage Company)
Notes to Financial Statements
November 30, 2008

NOTE 6.	THE EFFECT OF RECENTLY ISSUED ACCOUNTING STANDARDS (Continued)

In March 2008, the Financial Accounting Standards Board, or FASB, issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133.  This standard requires companies to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. This Statement is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged. The Company has not yet adopted the provisions of SFAS No. 161, but does not expect it to have a material impact on its financial position, results of operations or cash flows.

 In December 2007, the SEC issued Staff Accounting Bulletin (SAB) No. 110 regarding the use of a "simplified" method, as discussed in SAB No. 107 (SAB 107), in developing an estimate of expected term of "plain vanilla" share options in accordance with SFAS No. 123 (R), Share-Based Payment.  In particular, the staff indicated in SAB 107 that it will accept a company's election to use the simplified method, regardless of whether the company has sufficient information to make more refined estimates of expected term. At the time SAB 107 was issued, the staff believed that more detailed external information about employee exercise behavior (e.g., employee exercise patterns by industry and/or other categories of companies) would, over time, become readily available to companies. Therefore, the staff stated in SAB 107 that it would not expect a company to use the simplified method for share option grants after December 31, 2007. The staff understands that such detailed information about employee exercise behavior may not be widely available by December 31, 2007. Accordingly, the staff will continue to accept, under certain circumstances, the use of the simplified method beyond December 31, 2007. The Company currently uses the simplified method for “plain vanilla” share options and warrants, and will assess the impact of SAB 110 for fiscal year 2009. It is not believed that this will have an impact on the Company’s financial position, results of operations or cash flows.

In December 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements—an amendment of ARB No. 51.  This statement amends ARB 51 to establish accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. It clarifies that a noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. Before this statement was issued, limited guidance existed for reporting noncontrolling interests. As a result, considerable diversity in practice existed. So-called minority interests were reported in the consolidated statement of financial position as liabilities or in the mezzanine section between liabilities and equity. This statement improves comparability by eliminating that diversity. This statement is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008 (that is, January 1, 2009, for entities with calendar year-ends). Earlier adoption is prohibited. The effective date of this statement is the same as that of the related Statement 141 (revised 2007). The Company will adopt this Statement beginning March 1, 2009. It is not believed that this will have an impact on the Company’s financial position, results of operations or cash flows.

In December 2007, the FASB, issued FAS No. 141 (revised 2007), Business Combinations.’This Statement replaces FASB Statement No. 141, Business Combinations, but retains the fundamental requirements in Statement 141.  This Statement establishes principles and requirements for how the acquirer: (a) recognizes and measures in its financial statements the identifiable assets acquired, the

NEVADA GOLD ENTERPRISES, INC.
(An Exploration Stage Company)
Notes to Financial Statements
November 30, 2008

NOTE 6.	THE EFFECT OF RECENTLY ISSUED ACCOUNTING STANDARDS (Continued)

liabilities assumed, and any noncontrolling interest in the acquiree; (b) recognizes and measures the goodwill acquired in the business combination or a gain from a bargain purchase; and (c) determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. This statement applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. An entity may not apply it before that date. The effective date of this statement is the same as that of the related FASB Statement No. 160, Noncontrolling Interests in Consolidated Financial Statements.  The Company will adopt this statement beginning March 1, 2009. It is not believed that this will have an impact on the Company’s financial position, results of operations or cash flows.

In February 2007, the FASB, issued SFAS No. 159, The Fair Value Option for Financial Assets and Liabilities—Including an Amendment of FASB Statement No. 115.  This standard permits an entity to choose to measure many financial instruments and certain other items at fair value. This option is available to all entities. Most of the provisions in FAS 159 are elective; however, an amendment to FAS 115 Accounting for Certain Investments in Debt and Equity Securities applies to all entities with available for sale or trading securities. Some requirements apply differently to entities that do not report net income. SFAS No. 159 is effective as of the beginning of an entities first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of the previous fiscal year provided that the entity makes that choice in the first 120 days of that fiscal year and also elects to apply the provisions of SFAS No. 157 Fair Value Measurements.  The Company adopted SFAS No. 159 beginning March 1, 2008.  The adoption of this pronouncement did not have an impact on the Company’s financial statements.

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements  This statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. This statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this statement does not require any new fair value measurements. However, for some entities, the application of this statement will change current practice. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Earlier application is encouraged, provided that the reporting entity has not yet issued financial statements for that fiscal year, including financial statements for an interim period within that fiscal year. The Company adopted this statement March 1, 2008. The adoption of this pronouncement did not have an impact on the Company’s financial statements.

NOTE 7.	SUBSEQUENT EVENT

On December 31, 2008, the Company entered into an Agreement and Plan of Merger and Reorganization, pursuant to which the Company merged with and into a newly-formed wholly-owned subsidiary of Nevada Gold Holdings, Inc. (NGH), a publicly traded company, whereby the Company (as the surviving corporation in the merger) became a wholly-owned subsidiary of NGH.  At the closing of the Merger, each of the 200 shares of the Company’s common stock issued and outstanding immediately prior to the closing of the Merger was converted into 80,000 shares (16,000,000 shares in the aggregate) of NGH common stock. As a result, the shareholders of the Company became the controlling shareholders of NGH. Accordingly, the Merger of the Company with NGH will be accounted for as a recapitalization of the Company whereby the historical financial statements of the Company become those of the combined entity.

NEVADA GOLD ENTERPRISES, INC.
(An Exploration Stage Company)
Notes to Financial Statements
November 30, 2008

Contemporaneously with the closing of the Merger, under the terms of a Split-Off Agreement, NGH transferred all of its pre-merger operating assets and liabilities to its wholly-owned subsidiary, Sunshine Group, Inc, a Delaware corporation (“Sunshine”) and transferred all of the outstanding shares of Sunshine to three pre-merger stockholders of NGH, in consideration of and exchange for (i) the surrender and cancellation of an aggregate of 100,000,000 shares of the NGH common stock held by those stockholders (ii) certain representations, covenants and indemnities.

Pursuant the Merger, NGH ceased its former business operating as a distributor of party and drinking supplies and acquired the business of NGE to engage in the exploration and eventual development of gold mines and will continue NGE’s existing business operations as a publicly-traded company under the name Nevada Gold Holdings, Inc.

In connection with the closing of the Merger and in contemplation of the Merger, NGH completed the first phase of a private offering (the “Offering”) of (i) 414,000 shares of its common stock, at a price of $0.25 per share, and (ii) $150,000 principal amount of 10% Secured Convertible Promissory Notes (the “Notes”).  Upon the Merger, under the terms of the Notes, NGH also issued privately to the purchaser of the Notes 150,000 shares of its common stock for no additional consideration.

Before the Merger, the NGH Board of Directors adopted a 2008 Equity Incentive Plan (the “2008 Plan”), which provides for the issuance of up to 4,000,000 shares of NGH common stock as incentive awards to be granted to executive officers, key employees, consultants and directors. No awards have been granted under the 2008 Plan.

NGH’s Board of Directors consists of one member. On the closing of the Merger, David Rector, the sole director of NGH before the Merger, resigned his position as a director, and David Mathewson was appointed to fill the vacancy on the Board of Directors. Also on the Closing Date, Mr. Rector, the President and sole officer of NGH, resigned and Mr. Mathewson was appointed CEO, President and Chief Geologist by the Board.

Nevada Gold Holdings, Inc.
UNAUDITED CONDENSED COMBINED PRO FORMA BALANCE SHEET

	Nevada Gold	Nevada Gold
	Holdings	Enterprises				Adjusted
	Inc.	Inc.	Combined	Pro Forma		ProForma
	As of September 30, 2008		Totals	Adjustments	AJE	Totals

ASSETS

Current Assets:
Cash	$33,848	$25	33,873	$(33,873)	[3]	$228,035
				150,000	[4]
				(5,000)	[5]
				(20,465)	[6]
				103,500	[7]
Accounts receivable	1,605	-	1,605	(1,605)	[3]	-
Deposits	728	-	728	(728)	[3]	-
Other current assets	275	-	275	(275.00)	[3]	-

Total Current Assets	36,456	25	36,481	191,554		228,035

Property and Equipment	3,092	20,465	23,557	(3,092)	[3]	20,465

TOTAL ASSETS	$39,548	$20,490	$60,038	$188,462		$248,500

The accompanying notes are an integral part of these financial statements.

Nevada Gold Holdings, Inc.
UNAUDITED CONDENSED COMBINED PRO FORMA BALANCE SHEET (continued)

LIABILITIES AND
STOCKHOLDERS'
EQUITY (DEFICIT)

Current Liabilities:
Accounts payable	$20,932	$20,465	$41,397	$(20,932)	[3]	$-
				(20,465)	[6]
Related party payable	247,433	-	247,433	(766)	[3]	-
	-	-	-	(246,667)	[5]

Total Current Liabilities	268,365	20,465	288,830	(288,830)		-

Long-Term Liabilities:
Notes payable	-	-	-	-	[4]	-

Total Long-Term Payables	-	-	-	-		-

Total Liabilities	268,365	20,465	288,830	(288,830)		-

Stockholders' Equity:
Preferred stock	-	-	-	-		-

Common stock	7,030	1	7,031	15,999	[1]	36,261
				115,747	[2]
				(100,000)	[3]
				150	[4]
				414	[7]
				(3,080)	[8]
Additional paid-in capital	445,541	24	445,565	(57,096)	[3]	864,692
				(15,999)	[1]
				(115,747)	[2]
				48,486	[3]
				149,850	[4]
				303,467	[5]
				103,086	[7]
				3,080	[8]
Accumulated deficit	(681,388)	-	(681,388)	28,935	[3]	(652,453)

Total Stockholders' Equity	(228,817)	25	(228,792)	477,292		248,500

TOTAL LIABILITIES
AND STOCKHOLDERS'
EQUITY (DEFICIT)	$39,548	$20,490	$60,038	$188,462		$248,500

The accompanying notes are an integral part of these financial statements.

Notes to Unaudited Pro Forma Consolidated Financial Statements
November 30, 2008

The Merger on December 31, 2008, of a wholly-owned Nevada subsidiary of Nevada Gold Holdings, Inc. (“NGH”) and Nevada Gold Enterprises, Inc. (“NGE”), in which NGE was the surviving corporation, is being treated as a recapitalization of NGE for financial accounting purposes. Accordingly, the historical financial statements of NGH prior to the Merger will be replaced with the historical financial statements of NGE prior to the Merger. The balance sheet of NGH is as of September 30, 2008 and the balance sheet of NGE is as of November 30, 2008.  The statement of operations of NGH is for the nine months ended September 30, 2008 and the statement of operations of NGE is from inception through November 30, 2008.

(1)	Reflects the issuance of 16,000,000 shares of NGH for 200 shares of NGE whereby NGE became a wholly owned subsidiary of NGH.

(2)	Reflects a 30.30303 shares for 1 forward stock split of the common stock of NGH effected on November 24, 2008.

(3)
Reflects the spinoff of Sunshine Group Inc. for 100,000,000 shares of NGH whereby all of the pre-merger assets and liabilities of NGH, including its membership interests in Sunshine, LLC. are transferred to and assumed by Sunshine Group Inc. and its stockholders. The operations of Sunshine, LLC. are eliminated in the consolidation.

(4)	Reflects the issuance of 150,000 shares of common stock for a convertible bridge loan of $150,000 net of the value of the beneficial conversion of $150,000.

(5)
Reflects the settlement in October 2008 of related party notes payable of $246,667 for cash of $5,000 plus two notes that were issued by NGH in October to two pre-merger stockholders of NGH for a total of $61,800 resulting in contributed capital of $303,467 .

(6)	Reflects the payment of $20,465 in accounts payable from the proceeds of the convertible bridge loan.

(7)	Reflects the issuance of 414,000 shares of common stock for cash of $103,500 from the proceeds of a private placement.

(8)	Reflects the cancelation of 3,080,000 shares of common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Nevada Gold Holdings, Inc.

Dated: January 7, 2009	By:	/s/ David Mathewson
	Name:	David Mathewson
	Title:	Chief Executive Officer and President